UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Global Dynamic Equity Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 - 10/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Global Dynamic                                               BLACKROCK
Equity Fund

ANNUAL REPORT | OCTOBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Portfolio Summary ........................................................     7
Financial Statements:
  Schedule of Investments ................................................     8
  Statement of Assets and Liabilities ....................................    22
  Statement of Operations ................................................    23
  Statements of Changes in Net Assets ....................................    24
Financial Highlights .....................................................    25
Notes to Financial Statements ............................................    28
Report of Independent Registered Public Accounting Firm ..................    36
Important Tax Information (Unaudited) ....................................    36
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    37
Officers and Trustees ....................................................    41
Additional Information ...................................................    45
Mutual Fund Family .......................................................    47


2       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the "Fed") has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions -- on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008                                                      6-month      12-month
===============================================================================================================
U.S. equities (S&P 500 Index)                                                             (29.28)%      (36.10)%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              (24.39)       (34.16)
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         (41.21)       (46.62)
---------------------------------------------------------------------------------------------------------------
Fixed income (Barclays Capital U.S. Aggregate Index*)                                      (3.63)         0.30
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)                           (4.70)        (3.30)
---------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)     (24.86)       (25.41)
---------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers Index.

      Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       3

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o The Fund outperformed its Reference Portfolio, which is an unmanaged weighted Index, and the FTSE World Index for the 12-month period ended October 31, 2008. (See "Performance Summary" table on page 5.)

      What factors influenced performance?

o Contributing to Fund performance were its overweight and security selection in Japanese equities, its underweight and stock selection in the U.K., and its equity underweights in Australia, France, Spain and Sweden. From a sector perspective, performance benefited from an underweight and security selection in financials and information technology (IT), as well as effective stock selection in industrials, materials and telecommunication services.

o The Fund benefited from investments in Japanese yen-denominated convertible bonds, coupled with its overweight in the Japanese yen and its underweight in both the British pound sterling and the euro.

o Detracting from relative performance were overweight equity exposures in Russia, India, China and Brazil, and stock selection in Canada. Underweight positions and stock selection in the consumer staples and utilities sectors also weighed on returns.

      Describe recent portfolio activity.

o During the period, the Fund increased its equity weightings in the U.S. (+10.11%) and Japan (+4.4%), and reduced its weightings in Europe (-9.6%), notably Germany (-4.8%), Asia excluding Japan (-10.0%) and Latin America (-1.6%). The Fund increased its weightings in the health care (+4.2%), telecommunication services (+1.6%) and IT (+0.3%) sectors, while reducing its weightings in industrials (-8.7%), financials (-7.6%) and materials (-2.9%).

      Describe Fund positioning at period-end.

o Compared to its benchmark, the Fund was underweight in both Europe (-11.1%) and the U.S. (-8.7%), and was overweight in Asia (+9.2%) and Latin America (+0.8%).

o On a sector basis, the Fund was overweight in telecommunication services (+2.9%), materials (+2.0%) and health care (+0.8%), and was underweight in financials (-8.5%), industrials (-7.8%), consumer discretionary (-4.7%), IT (-4.0%), consumer staples (-3.9%) and utilities (-1.6%).

o As for currency exposure, the Fund was underweight in the euro (-7.5%) the British pound (-6.2%) and the Australian Dollar (-1.5%), and was overweight in the Japanese yen (+8.9%) and the U.S. dollar (+3.5%). The Fund had modest overweight positions in several small Asian currencies, including the Malaysian ringgit (+0.9%), the Indian rupee (+0.5%) and the Singapore dollar (+0.5%).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

                                             Actual                                                Hypothetical 2
                       ----------------------------------------------------    -----------------------------------------------------
                         Beginning         Ending                                Beginning         Ending
                       Account Value    Account Value      Expenses Paid       Account Value    Account Value       Expenses Paid
                        May 1, 2008   October 31, 2008  During the Period 1     May 1, 2008   October 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional ......      $1,000          $662.70             $4.64                $1,000          $1,019.52            $ 5.63
Investor A .........      $1,000          $662.20             $5.72                $1,000          $1,018.21            $ 6.95
Investor B .........      $1,000          $659.20             $8.93                $1,000          $1,014.34            $10.84
Investor C .........      $1,000          $660.00             $8.89                $1,000          $1,014.39            $10.79
Class R ............      $1,000          $661.20             $6.85                $1,000          $1,016.86            $ 8.31
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Institutional, 1.37% for Investor A, 2.14% for Investor B, 2.13% for Investor C and 1.64% for Class R), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the FTSE World Index, S&P 500(R) Index, the FTSE World Index (Ex-U.S) and the Reference Portfolio. Values are from November 4, 2005 to April 2008:

                                                                                    FTSE World
                  Institutional      Investor A     FTSE World     S&P 500(R)            Index        Reference
                    Shares(1,2)     Shares(1,2)       Index(3)       Index(4)     (Ex-U.S.)(5)     Portfolio(6)
11/4/2005(7)            $10,000         $ 9,475        $10,000        $10,000          $10,000          $10,000
10/31/2006              $12,051         $11,390        $12,124        $11,503          $12,750          $11,996
10/31/2007              $15,928         $15,017        $14,965        $13,178          $16,702          $14,509
10/31/2008              $ 9,937         $ 9,349        $ 8,633        $ 8,421          $ 8,810          $ 8,604

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests primarily in the securities of corporate issuers located in North and South America, Europe, Australia and the Far East.
3 This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.
4 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
5 This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
6 The Reference Portfolio is an unmanaged weighted Index comprised 60% of the S&P 500 Index and 40% of the FTSE World Index (Ex-U.S.).
7     Commencement of operations.

Performance Summary for the Period Ended October 31, 2008

                                                                                            Average Annual Total Returns 8
                                                                                ----------------------------------------------------
                                                                                          1 Year                Since Inception 9
                                                                                -----------------------      -----------------------
                                                                 6-Month        w/o sales       w/sales      w/o sales       w/sales
                                                              Total Returns      charge         charge        charge         charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ........................................           (33.73)%       (37.62)%          --          (0.21)%           --
Investor A ...........................................           (33.78)        (37.74)        (41.01)%       (0.45)         (2.23)%
Investor B ...........................................           (34.08)        (38.24)        (40.91)        (1.24)         (2.32)
Investor C ...........................................           (34.00)        (38.20)        (38.79)        (1.19)         (1.19)
Class R ..............................................           (33.88)        (37.95)           --          (0.76)            --
FTSE World Index .....................................           (36.71)        (42.31)           --          (4.80)            --
FTSE World Index (Ex-U.S.) ...........................           (42.45)        (47.25)           --          (4.15)            --
S&P 500 Index ........................................           (29.28)        (36.10)           --          (5.59)            --
Reference Portfolio ..................................           (34.78)        (40.69)           --          (4.90)            --
------------------------------------------------------------------------------------------------------------------------------------

8 Assuming maximum sales charges, if any. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
9     The Fund commenced operations on 11/04/05.

Past performance is not indicative of future results.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Advisor waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on May 1, 2008 and held through October 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Portfolio Summary

As of October 31, 2008

--------------------------------------------------------------------------------
Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp. ..................................     2%
Exxon Mobil Corp. ...................................................     2
Petroleo Brasileiro SA ..............................................     1
Microsoft Corp. .....................................................     1
Bristol-Myers Squibb Co. ............................................     1
Johnson & Johnson ...................................................     1
AT&T Inc. ...........................................................     1
Chevron Corp. .......................................................     1
Union Pacific Corp. .................................................     1
The Procter & Gamble Co. ............................................     1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Five Largest Industries                                               Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .........................................    12%
Pharmaceuticals .....................................................     8
Insurance ...........................................................     6
Diversified Telecommunication Services ..............................     5
Road & Rail .........................................................     4
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Geographic Allocation                                    Long-Term Investments 1
--------------------------------------------------------------------------------
United States .......................................................    56%
Japan ...............................................................    14
United Kingdom ......................................................     4
Canada ..............................................................     3
China ...............................................................     3
Brazil ..............................................................     2
France ..............................................................     2
India ...............................................................     2
Russia ..............................................................     2
Singapore ...........................................................     2
South Korea .........................................................     1
Malaysia ............................................................     1
Taiwan ..............................................................     1
Switzerland .........................................................     1
Germany .............................................................     1
Hong Kong ...........................................................     1
Australia ...........................................................     1
--------------------------------------------------------------------------------
1     Total may not equal 100%.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       7

Schedule of Investments October 31, 2008
                                     (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
Australia -- 0.7%
Metals & Mining -- 0.5%
BHP Billiton Ltd.                                                    91,800      $  1,763,590
Newcrest Mining Ltd.                                                 43,520           598,246
Rio Tinto Ltd.                                                       26,000         1,345,052
                                                                                 ------------
                                                                                    3,706,888
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.1%
Woodside Petroleum Ltd.                                              40,700         1,149,982
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.1%
Macquarie Airports Group                                            232,000           329,945
Transurban Group                                                    218,566           784,749
                                                                                 ------------
                                                                                    1,114,694
---------------------------------------------------------------------------------------------
Total Common Stocks in Australia                                                    5,971,564
=============================================================================================
Austria -- 0.1%
Diversified Telecommunication Services -- 0.1%
Telekom Austria AG                                                   68,200           837,980
---------------------------------------------------------------------------------------------
Total Common Stocks in Austria                                                        837,980
=============================================================================================
Brazil -- 2.0%
Commercial Banks -- 0.1%
Banco Bradesco SA                                                    61,801           708,864
---------------------------------------------------------------------------------------------
Electric Utilities -- 0.0%
Cia Energetica de Minas Gerais (a)                                   22,741           345,891
---------------------------------------------------------------------------------------------
Food & Staples Retailing -- 0.1%
Cia Brasileira de Distribuicao Grupo Pao de
   Acucar (Preference Shares)                                        65,699           984,348
---------------------------------------------------------------------------------------------
Food Products -- 0.1%
Cosan SA Industria e Comercio (b)                                    17,000            83,803
SLC Agricola SA                                                     148,700           768,724
                                                                                 ------------
                                                                                      852,527
---------------------------------------------------------------------------------------------
Household Durables -- 0.1%
Cyrela Brazil Realty SA                                              26,700           127,184
Gafisa SA                                                            59,600           422,276
                                                                                 ------------
                                                                                      549,460
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.1%
Companhia Vale do Rio Doce
   (Preference 'A' Shares) (a)                                       80,400           941,484
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.4%
Petroleo Brasileiro SA (a)                                          490,300        11,161,213
---------------------------------------------------------------------------------------------
Road & Rail -- 0.0%
All America Latina Logistica SA                                      67,400           310,479
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.0%
Obrascon Huarte Lain Brasil SA                                       42,900           243,559
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
Vivo Participacoes SA (a)(c)                                         65,175           713,015
---------------------------------------------------------------------------------------------
Total Common Stocks in Brazil                                                      16,810,840
=============================================================================================
Canada -- 2.4%
Communications Equipment -- 0.0%
Nortel Networks Corp. (b)                                            54,700            68,375
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.1%
BCE, Inc.                                                               700            20,307
TELUS Corp.                                                          19,700           695,784
                                                                                 ------------
                                                                                      716,091
---------------------------------------------------------------------------------------------
Food Products -- 0.0%
Vittera, Inc. (b)                                                    56,500           358,604
---------------------------------------------------------------------------------------------
Insurance -- 0.0%
Sun Life Financial, Inc.                                                300             7,047
---------------------------------------------------------------------------------------------
Metals & Mining -- 1.3%
Alamos Gold, Inc. (b)                                               162,300           669,237
Barrick Gold Corp.                                                   42,497           965,532
Eldorado Gold Corp. (b)                                             259,400         1,071,776
Goldcorp, Inc.                                                       94,800         1,768,968
Golden Star Resources Ltd. (b)                                       96,300            90,284
IAMGOLD Corp.                                                       150,000           495,000
Kinross Gold Corp.                                                  443,950         4,624,453
New Gold, Inc. (b)                                                   34,100            39,608
Yamaha Gold, Inc.                                                   195,100           930,743
                                                                                 ------------
                                                                                   10,655,601
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.2%
Canadian Natural Resources Ltd.                                       9,900           500,148
EnCana Corp.                                                          1,300            66,183
Imperial Oil Ltd.                                                     1,700            60,248
Nexen, Inc.                                                           2,900            46,371
Petro-Canada                                                         25,000           625,082
Talisman Energy, Inc.                                                20,300           201,525
                                                                                 ------------
                                                                                    1,499,557
---------------------------------------------------------------------------------------------
Paper & Forest Products -- 0.1%
Sino-Forest Corp. (b)                                                62,400           583,981
---------------------------------------------------------------------------------------------
Road & Rail -- 0.4%
Canadian Pacific Railway Ltd.                                        76,600         3,456,872
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
Rogers Communications, Inc. Class B                                  89,500         2,601,675
---------------------------------------------------------------------------------------------
Total Common Stocks in Canada                                                      19,947,803
=============================================================================================
Chile -- 0.1%
Commercial Banks -- 0.0%
Banco Santander Chile SA (a)                                          7,900           282,820
---------------------------------------------------------------------------------------------
Multiline Retail -- 0.1%
SACI Falabella                                                      177,300           467,284
---------------------------------------------------------------------------------------------
Total Common Stocks in Chile                                                          750,104
=============================================================================================
China -- 1.8%
Automobiles -- 0.0%
Denway Motors Ltd.                                                  725,500           180,929
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.0%
China Communications Services Corp. Ltd.                             40,000            21,035
---------------------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
Shanghai Electric Group Corp.                                     1,730,200           523,548
---------------------------------------------------------------------------------------------
Food Products -- 0.2%
Chaoda Modern Agriculture Holdings Ltd.                           2,537,398         1,787,664
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


8       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
China (concluded)
Independent Power Producers &
Energy Traders -- 0.0%
Huaneng Power International, Inc.                                   175,000      $     85,135
---------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.8%
Beijing Enterprises Holdings Ltd.                                 1,281,944         5,062,842
Shanghai Industrial Holdings Ltd.                                    62,400            99,215
Tianjin Development Holdings Ltd.                                 3,379,200           944,608
                                                                                 ------------
                                                                                    6,106,665
---------------------------------------------------------------------------------------------
Insurance -- 0.1%
China Life Insurance Co. Ltd. (a)                                    16,399           649,728
Ping An Insurance Group Co. of China Ltd.                           105,400           450,767
                                                                                 ------------
                                                                                    1,100,495
---------------------------------------------------------------------------------------------
Machinery -- 0.0%
China South Locomotive and Rolling Corp. (b)                        546,600           193,248
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.2%
China Shenhua Energy Co. Ltd. Class H                               811,800         1,541,268
---------------------------------------------------------------------------------------------
Road & Rail -- 0.1%
Guangshen Railway Co. Ltd.                                        2,312,000           900,070
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.1%
Hainan Meilan International Airport Co., Ltd.                       163,600            44,822
Jiangsu Express                                                     313,900           219,559
Tianjin Port Development Holdings Ltd.                            1,820,100           361,815
Xiamen International Port Co. Ltd.                                2,329,300           202,383
                                                                                 ------------
                                                                                      828,579
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.2%
China Mobile Ltd.                                                   210,300         1,851,337
---------------------------------------------------------------------------------------------
Total Common Stocks in China                                                       15,119,973
=============================================================================================
Egypt -- 0.2%
Diversified Telecommunication Services -- 0.2%
Telecom Egypt                                                       623,634         1,513,614
---------------------------------------------------------------------------------------------
Total Common Stocks in Egypt                                                        1,513,614
=============================================================================================
Finland -- 0.4%
Communications Equipment -- 0.3%
Nokia Oyj                                                            62,967           964,541
Nokia Oyj (a)                                                        83,700         1,270,566
                                                                                 ------------
                                                                                    2,235,107
---------------------------------------------------------------------------------------------
Electric Utilities -- 0.1%
Fortum Oyj                                                           33,112           813,763
---------------------------------------------------------------------------------------------
Total Common Stocks in Finland                                                      3,048,870
=============================================================================================
France -- 1.5%
Automobiles -- 0.1%
Peugeot SA                                                           22,145           590,937
---------------------------------------------------------------------------------------------
Commercial Banks -- 0.1%
Societe Generale SA                                                  12,013           654,769
---------------------------------------------------------------------------------------------
Construction & Engineering -- 0.1%
Bouygues                                                              9,859           419,799
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.3%
France Telecom SA                                                   110,000         2,773,716
---------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.2%
Cie Generale d'Optique Essilor International SA                      45,500         2,041,034
---------------------------------------------------------------------------------------------
Insurance -- 0.1%
AXA SA                                                               49,303           941,887
---------------------------------------------------------------------------------------------
Media -- 0.1%
Vivendi SA                                                           33,300           870,433
---------------------------------------------------------------------------------------------
Multi-Utilities -- 0.2%
GDF Suez                                                             27,443         1,221,589
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
Total SA                                                             49,175         2,705,288
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.0%
Sanofi-Aventis (a)                                                    2,000            63,240
---------------------------------------------------------------------------------------------
Total Common Stocks in France                                                      12,282,692
=============================================================================================
Germany -- 1.0%
Air Freight & Logistics -- 0.1%
Deutsche Post AG                                                     85,349           935,820
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
Deutsche Telekom AG                                                  93,224         1,367,696
---------------------------------------------------------------------------------------------
Electric Utilities -- 0.1%
E.ON AG                                                              31,737         1,189,340
---------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.1%
Siemens AG                                                           20,202         1,187,991
---------------------------------------------------------------------------------------------
Insurance -- 0.2%
Allianz AG Registered Shares                                         17,532         1,286,674
---------------------------------------------------------------------------------------------
Machinery -- 0.1%
GEA Group AG                                                         40,739           585,020
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.2%
Bayer AG                                                             34,327         1,879,100
Bayer AG (a)                                                          1,100            61,513
                                                                                 ------------
                                                                                    1,940,613
---------------------------------------------------------------------------------------------
Total Common Stocks in Germany                                                      8,493,154
=============================================================================================
Hong Kong -- 0.8%
Electric Utilities -- 0.1%
Cheung Kong Infrastructure Holdings Ltd.                            298,200         1,092,288
---------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.2%
Hutchison Whampoa Ltd.                                              252,300         1,363,396
---------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.2%
The Link REIT                                                       927,300         1,658,027
---------------------------------------------------------------------------------------------
Real Estate Management & Development -- 0.3%
Cheung Kong Holdings Ltd.                                           100,200           962,073
Sun Hung Kai Properties Ltd.                                         65,700           575,604
Wharf Holdings Ltd.                                                 335,125           668,648
                                                                                 ------------
                                                                                    2,206,325
---------------------------------------------------------------------------------------------
Total Common Stocks in Hong Kong                                                    6,320,036
=============================================================================================
India -- 0.8%
Commercial Banks -- 0.1%
State Bank of India Ltd.                                             38,220           874,978
---------------------------------------------------------------------------------------------
Construction & Engineering -- 0.1%
Larsen & Toubro Ltd.                                                 25,750           429,240
---------------------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
Bharat Heavy Electricals Ltd.                                        44,200         1,174,245
---------------------------------------------------------------------------------------------
Media -- 0.0%
Zee Telefilms Ltd.                                                  110,414           350,600
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.3%
Reliance Industries Ltd.                                             75,700         2,145,903
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.0%
Wockhardt Ltd.                                                        8,950            20,659
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       9

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
India (concluded)
Road & Rail -- 0.1%
Container Corp. of India                                             58,200      $    749,583
---------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance -- 0.1%
Housing Development Finance Corp.                                    31,500         1,143,427
---------------------------------------------------------------------------------------------
Total Common Stocks in India                                                        6,888,635
=============================================================================================
Indonesia -- 0.0%
Oil, Gas & Consumable Fuels -- 0.0%
Bumi Resources Tbk PT                                             2,975,907           264,299
---------------------------------------------------------------------------------------------
Total Common Stocks in Indonesia                                                      264,299
=============================================================================================
Israel -- 0.1%
Pharmaceuticals -- 0.1%
Teva Pharmaceutical Industries Ltd. (a)                              21,800           934,784
---------------------------------------------------------------------------------------------
Real Estate Management & Development -- 0.0%
AFI Development Plc (a)(b)                                          172,000           275,200
---------------------------------------------------------------------------------------------
Software -- 0.0%
Check Point Software Technologies Ltd. (b)                            4,400            88,968
Ectel Ltd. (a)(b)                                                     4,251             3,826
                                                                                 ------------
                                                                                       92,794
---------------------------------------------------------------------------------------------
Total Common Stocks in Israel                                                       1,302,778
=============================================================================================
Italy -- 0.3%
Aerospace & Defense -- 0.1%
Finmeccanica SpA                                                     42,481           519,729
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.2%
Eni SpA                                                              74,581         1,780,112
---------------------------------------------------------------------------------------------
Total Common Stocks in Italy                                                        2,299,841
=============================================================================================
Japan -- 12.6%
Auto Components -- 0.2%
Toyota Industries Corp.                                              79,400         1,792,528
---------------------------------------------------------------------------------------------
Automobiles -- 0.3%
Honda Motor Co., Ltd.                                                28,000           696,231
Suzuki Motor Corp.                                                  152,200         2,233,430
                                                                                 ------------
                                                                                    2,929,661
---------------------------------------------------------------------------------------------
Beverages -- 0.6%
Coca-Cola Central Japan Co., Ltd.                                        78           510,417
Coca-Cola West Holdings Co., Ltd.                                   103,675         2,079,301
Hokkaido Coca-Cola Bottling Co., Ltd.                                15,000            76,553
Kirin Holdings Co., Ltd.                                            174,100         1,925,582
Mikuni Coca-Cola Bottling Co., Ltd.                                  39,500           378,201
                                                                                 ------------
                                                                                    4,970,054
---------------------------------------------------------------------------------------------
Building Products -- 0.2%
Asahi Glass Co., Ltd.                                               165,500         1,039,965
Daikin Industries Ltd.                                               29,500           663,527
Nippon Sheet Glass Co., Ltd.                                         10,400            34,012
                                                                                 ------------
                                                                                    1,737,504
---------------------------------------------------------------------------------------------
Chemicals -- 1.0%
Hitachi Chemical Co., Ltd.                                           44,700           456,736
Mitsubishi Rayon Co., Ltd.                                          811,000         1,741,019
Shin-Etsu Chemical Co., Ltd.                                         61,900         3,290,322
Sumitomo Chemical Co., Ltd.                                         807,900         2,471,728
Ube Industries Ltd.                                                 312,100           656,675
                                                                                 ------------
                                                                                    8,616,480
---------------------------------------------------------------------------------------------
Commercial Banks -- 0.3%
Mizuho Financial Group, Inc.                                            195           476,151
Sumitomo Mitsui Financial Group, Inc.                                   470         1,884,167
                                                                                 ------------
                                                                                    2,360,318
---------------------------------------------------------------------------------------------
Construction & Engineering -- 0.6%
JGC Corp.                                                           147,377         1,579,873
Kinden Corp.                                                        116,000           968,568
Okumura Corp.                                                       346,500         1,358,151
Toda Corp.                                                          214,700           775,536
                                                                                 ------------
                                                                                    4,682,128
---------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.2%
RHJ International (a)(b)                                             23,000           123,078
RHJ International (a)(b)(d)                                          41,200           221,599
RHJ International (b)                                               226,300         1,224,883
                                                                                 ------------
                                                                                    1,569,560
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
Nippon Telegraph & Telephone Corp.                                      330         1,346,639
---------------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.4%
Hoya Corp.                                                          109,600         2,001,276
Murata Manufacturing Co., Ltd.                                       37,600         1,295,861
                                                                                 ------------
                                                                                    3,297,137
---------------------------------------------------------------------------------------------
Food & Staples Retailing -- 0.4%
Seven & I Holdings Co. Ltd.                                         127,300         3,574,325
---------------------------------------------------------------------------------------------
Gas Utilities -- 0.3%
Tokyo Gas Co., Ltd.                                                 610,000         2,622,972
---------------------------------------------------------------------------------------------
Household Durables -- 0.7%
Panasonic Corp.                                                     152,400         2,454,209
Rinnai Corp.                                                         25,900           947,126
Sekisui House Ltd.                                                  271,000         2,717,464
Sony Corp. (a)                                                        2,000            46,480
                                                                                 ------------
                                                                                    6,165,279
---------------------------------------------------------------------------------------------
Insurance -- 2.2%
Aioi Insurance Co., Ltd.                                            779,000         3,198,726
Mitsui Sumitomo Insurance Group Holdings, Inc.                      179,509         4,988,267
Nipponkoa Insurance Co., Ltd.                                       436,200         2,614,396
Tokio Marine Holdings, Inc.                                         236,000         7,279,631
                                                                                 ------------
                                                                                   18,081,020
---------------------------------------------------------------------------------------------
Machinery -- 0.3%
Kubota Corp.                                                        373,400         1,874,227
NGK Insulators Ltd.                                                  43,000           446,627
Tadano Ltd.                                                          29,000           128,579
                                                                                 ------------
                                                                                    2,449,433
---------------------------------------------------------------------------------------------
Media -- 0.2%
Toho Co., Ltd.                                                       83,500         1,591,804
---------------------------------------------------------------------------------------------
Office Electronics -- 0.3%
Canon, Inc.                                                          81,300         2,844,820
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 1.4%
Astellas Pharma, Inc.                                               124,800         5,026,788
Mitsubishi Tanabe Pharma Corp.                                       22,100           232,595
Takeda Pharmaceutical Co., Ltd.                                     137,800         6,846,622
                                                                                 ------------
                                                                                   12,106,005
---------------------------------------------------------------------------------------------
Real Estate Management & Development -- 0.2%
Daiwa House Industry Co., Ltd.                                      105,200           935,219
NTT Urban Development Co.                                               435           446,270
                                                                                 ------------
                                                                                    1,381,489
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


10       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
Japan (concluded)
Road & Rail -- 0.5%
East Japan Railway Co.                                                  470      $  3,344,521
West Japan Railway Co.                                                  200           880,119
                                                                                 ------------
                                                                                    4,224,640
---------------------------------------------------------------------------------------------
Software -- 0.1%
Nintendo Co., Ltd.                                                    2,500           803,271
---------------------------------------------------------------------------------------------
Specialty Retail -- 0.1%
Shimachu Co., Ltd.                                                   20,500           467,548
---------------------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.8%
Mitsubishi Corp.                                                    238,500         3,997,702
Mitsui & Co., Ltd.                                                  254,200         2,463,073
                                                                                 ------------
                                                                                    6,460,775
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.1%
KDDI Corp.                                                              445         2,666,234
NTT DoCoMo, Inc.                                                      3,897         6,180,442
                                                                                 ------------
                                                                                    8,846,676
---------------------------------------------------------------------------------------------
Total Common Stocks in Japan                                                      104,922,066
=============================================================================================
Kazakhstan -- 0.3%
Oil, Gas & Consumable Fuels -- 0.3%
KazMunaiGas Exploration Production (a)                              181,200         2,536,800
---------------------------------------------------------------------------------------------
Total Common Stocks in Kazakhstan                                                   2,536,800
=============================================================================================
Luxembourg -- 0.1%
Metals & Mining -- 0.1%
ArcelorMittal                                                        24,819           644,340
---------------------------------------------------------------------------------------------
Total Common Stocks in Luxembourg                                                     644,340
=============================================================================================
Malaysia -- 0.4%
Diversified Telecommunication Services -- 0.0%
Telekom Malaysia Bhd                                                370,000           350,011
---------------------------------------------------------------------------------------------
Electric Utilities -- 0.1%
Tenaga Nasional Bhd                                                 425,841           723,815
---------------------------------------------------------------------------------------------
Food Products -- 0.1%
IOI Corp. Bhd                                                       863,620           684,582
---------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.0%
Resorts World Bhd                                                   167,330           118,147
---------------------------------------------------------------------------------------------
Tobacco -- 0.1%
British American Tobacco Malaysia Bhd                                78,600           909,971
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.0%
PLUS Expressways Bhd                                                 83,900            63,038
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
TM International Bhd (b)                                            370,000           473,524
---------------------------------------------------------------------------------------------
Total Common Stocks in Malaysia                                                     3,323,088
=============================================================================================
Mexico -- 0.1%
Beverages -- 0.0%
Fomento Economico Mexicano, SA de CV (a)                             18,000           455,220
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
America Movil, SA de CV (a)                                          22,300           689,962
---------------------------------------------------------------------------------------------
Total Common Stocks in Mexico                                                       1,145,182
=============================================================================================
Netherlands -- 0.2%
Diversified Financial Services -- 0.0%
ING Groep NV CVA                                                     55,399           519,662
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.1%
Koninklijke KPN NV                                                   39,600           557,695
---------------------------------------------------------------------------------------------
Food Products -- 0.1%
Unilever NV (a)                                                      23,200           557,960
---------------------------------------------------------------------------------------------
Total Common Stocks in the Netherlands                                              1,635,317
=============================================================================================
New Zealand -- 0.0%
Electric Utilities -- 0.0%
Contact Energy Ltd.                                                  26,900           114,048
---------------------------------------------------------------------------------------------
Total Common Stocks in New Zealand                                                    114,048
=============================================================================================
Norway -- 0.2%
Diversified Telecommunication Services -- 0.1%
Telenor ASA                                                          76,700           457,668
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.0%
Norsk Hydro ASA                                                      19,000            79,387
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.1%
Statoilhydro ASA                                                     52,100         1,047,920
---------------------------------------------------------------------------------------------
Total Common Stocks in Norway                                                       1,584,975
=============================================================================================
Philippines -- 0.0%
Independent Power Producers &
Energy Traders -- 0.0%
Energy Development Corp.                                            496,000            30,113
First Gen Corp. (b)                                                  36,000            10,168
---------------------------------------------------------------------------------------------
Total Common Stocks in the Philippines                                                 40,281
=============================================================================================
Russia -- 1.4%
Commercial Banks -- 0.1%
Sberbank                                                          1,185,000         1,066,500
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.1%
AO VimpelCom (a)                                                     40,400           585,800
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.4%
Cherepovets MK Severstal (a)                                         59,200           204,240
Kuzbassrazrezugol (b)                                             3,080,806           492,929
MMC Norilsk Nickel (a)                                               97,500           975,975
Mechel OAO (a)                                                      110,600         1,014,202
Novolipetsk Steel (a)                                                16,400           154,160
Polyus Gold Co. ZAO (a)                                              64,700           712,994
                                                                                 ------------
                                                                                    3,554,500
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.6%
LUKOIL (a)                                                           13,300           508,060
OAO Gazprom (a)                                                     205,900         4,091,233
Surgutneftegaz (a)                                                   25,500           164,475
                                                                                 ------------
                                                                                    4,763,768
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.2%
Novorossiysk Commercial Sea Port (a)                                308,500         1,665,900
---------------------------------------------------------------------------------------------
Total Common Stocks in Russia                                                      11,636,468
=============================================================================================

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       11

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
Singapore -- 1.1%
Commercial Banks -- 0.1%
Oversea-Chinese Banking Corp.                                       289,000      $    977,095
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
Singapore Telecommunications Ltd.                                 1,135,960         1,911,726
---------------------------------------------------------------------------------------------
Health Care Providers & Services -- 0.1%
Parkway Holdings Ltd.                                               849,190           910,478
---------------------------------------------------------------------------------------------
Industrial Conglomerates -- 0.4%
Fraser and Neave Ltd.                                               596,000         1,124,614
Keppel Corp. Ltd.                                                   606,100         1,889,633
                                                                                 ------------
                                                                                    3,014,247
---------------------------------------------------------------------------------------------
Machinery -- 0.1%
Sembcorp Marine Ltd.                                                336,200           417,789
---------------------------------------------------------------------------------------------
Media -- 0.1%
Singapore Press Holdings Ltd.                                       309,000           674,997
---------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.0%
Parkway Life Real Estate Investment Trust                            37,983            19,376
---------------------------------------------------------------------------------------------
Real Estate Management & Development -- 0.1%
CapitaLand Ltd.                                                     249,800           500,641
Keppel Land Ltd.                                                     55,900            71,860
                                                                                 ------------
                                                                                      572,501
---------------------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.0%
Noble Group Ltd.                                                    123,280            89,740
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.0%
MobileOne Ltd.                                                      279,090           248,459
---------------------------------------------------------------------------------------------
Total Common Stocks in Singapore                                                    8,836,408
=============================================================================================
South Africa -- 0.2%
Metals & Mining -- 0.1%
Anglo Platinum Ltd.                                                   6,500           268,575
Gold Fields Ltd. (a)                                                 35,400           235,410
Impala Platinum Holdings Ltd.                                        25,600           267,205
Katanga Mining Ltd. (b)                                             201,500           249,096
                                                                                 ------------
                                                                                    1,020,286
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.1%
Sasol Ltd.                                                           13,700           404,395
---------------------------------------------------------------------------------------------
Total Common Stocks in South Africa                                                 1,424,681
=============================================================================================
South Korea -- 1.3%
Chemicals -- 0.1%
Samsung Fine Chemicals Co., Ltd.                                     33,000           911,782
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
KT Corp. (a)                                                        109,600         1,375,480
---------------------------------------------------------------------------------------------
Electrical Equipment -- 0.1%
LS Corp.                                                             20,600           870,129
---------------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.0%
Interflex Co., Ltd.                                                  27,462            32,179
---------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.0%
Paradise Co. Ltd.                                                   135,434           213,827
---------------------------------------------------------------------------------------------
Insurance -- 0.1%
Dongbu Insurance Co., Ltd.                                           12,900           131,338
Korean Reinsurance Co.                                               52,659           293,929
Meritz Fire & Marine Insurance Co. Ltd.                              91,647           336,455
                                                                                 ------------
                                                                                      761,722
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.2%
POSCO                                                                 2,400           661,031
POSCO (a)                                                            11,000           739,090
                                                                                 ------------
                                                                                    1,400,121
---------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.2%
Samsung Electronics Co., Ltd.                                         4,400         1,855,056
---------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.0%
Cheil Industries, Inc.                                               13,800           450,422
---------------------------------------------------------------------------------------------
Tobacco -- 0.3%
KT&G Corp.                                                           33,500         2,150,153
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
SK Telecom Co., Ltd.                                                  5,400           857,082
---------------------------------------------------------------------------------------------
Total Common Stocks in South Korea                                                 10,877,953
=============================================================================================
Spain -- 0.4%
Commercial Banks -- 0.1%
Banco Santander SA                                                   49,141           531,468
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.2%
Telefonica SA                                                        96,510         1,786,878
---------------------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.0%
Iberdrola Renovables (b)                                            131,900           401,273
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.1%
Cintra Concesiones de Infraestructuras
   de Transporte SA                                                  45,675           406,372
---------------------------------------------------------------------------------------------
Total Common Stocks in Spain                                                        3,125,991
=============================================================================================
Sweden -- 0.1%
Machinery -- 0.1%
Volvo AB B Shares                                                   111,961           585,068
---------------------------------------------------------------------------------------------
Total Common Stocks in Sweden                                                         585,068
=============================================================================================
Switzerland -- 1.1%
Capital Markets -- 0.1%
Credit Suisse Group AG                                               19,157           716,354
---------------------------------------------------------------------------------------------
Food Products -- 0.4%
Nestle SA Registered Shares                                          75,715         2,944,329
---------------------------------------------------------------------------------------------
Insurance -- 0.2%
Zurich Financial Services AG                                          9,307         1,888,182
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.4%
Novartis AG Registered Shares                                        23,270         1,181,139
Roche Holding AG                                                     13,115         2,005,636
                                                                                 ------------
                                                                                    3,186,775
---------------------------------------------------------------------------------------------
Total Common Stocks in Switzerland                                                  8,735,640
=============================================================================================
Taiwan -- 1.1%
Commercial Banks -- 0.0%
Chinatrust Financial Holding Co.                                    324,925            92,817
---------------------------------------------------------------------------------------------
Construction Materials -- 0.0%
Taiwan Cement Corp.                                                 332,947           170,963
---------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.0%
Fubon Financial Holding Co. Ltd.                                    192,200           116,576
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.6%
Chunghwa Telecom Co., Ltd.                                        1,700,929         2,814,244
Chunghwa Telecom Co., Ltd. (a)                                      112,636         1,853,996
                                                                                 ------------
                                                                                    4,668,240
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


12       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
Taiwan (concluded)
Electronic Equipment & Instruments -- 0.3%
Delta Electronics, Inc.                                             821,142      $  1,863,530
HON HAI Precision Industry Co., Ltd.                                302,450           730,022
                                                                                 ------------
                                                                                    2,593,552
---------------------------------------------------------------------------------------------
Insurance -- 0.0%
Cathay Financial Holding Co., Ltd.                                  264,373           283,934
---------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.2%
Taiwan Semiconductor Manufacturing Co., Ltd.                        512,492           745,705
Taiwan Semiconductor Manufacturing Co., Ltd. (a)                     99,499           821,862
                                                                                 ------------
                                                                                    1,567,567
---------------------------------------------------------------------------------------------
Total Common Stocks in Taiwan                                                       9,493,649
=============================================================================================
Thailand -- 0.3%
Commercial Banks -- 0.2%
Siam Commercial Bank PCL                                            922,200         1,381,327
---------------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.0%
Hana Microelectronics PCL                                           785,400           230,802
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.1%
PTT Exploration & Production PCL                                     30,900            75,377
PTT Public Company                                                  214,500           973,053
                                                                                 ------------
                                                                                    1,048,430
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.0%
Airports of Thailand PCL                                            457,500           246,698
Bangkok Expressway PCL Foreign Shares                                58,400            20,161
                                                                                 ------------
                                                                                      266,859
---------------------------------------------------------------------------------------------
Total Common Stocks in Thailand                                                     2,927,418
=============================================================================================
United Kingdom -- 3.4%
Aerospace & Defense -- 0.2%
BAE Systems Plc                                                     240,952         1,354,381
---------------------------------------------------------------------------------------------
Beverages -- 0.5%
Diageo Plc (a)                                                       68,900         4,284,891
---------------------------------------------------------------------------------------------
Commercial Banks -- 0.1%
HSBC Holdings Plc                                                    32,581           385,896
---------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.1%
Guinness Peat Group Plc                                           1,153,257           643,038
---------------------------------------------------------------------------------------------
Food Products -- 0.4%
Cadbury Plc (a)                                                      16,320           603,514
Premier Foods Plc                                                   107,500            47,666
Unilever Plc                                                         85,578         1,922,579
Unilever Plc (a)                                                     14,500           327,120
                                                                                 ------------
                                                                                    2,900,879
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.1%
Anglo American Plc                                                   40,228         1,009,370
---------------------------------------------------------------------------------------------
Multiline Retail -- 0.1%
Next Plc                                                             34,386           584,458
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 1.1%
BP Plc                                                              384,218         3,131,943
BP Plc (a)(e)                                                        60,200         2,991,940
Royal Dutch Shell Plc Class B                                       118,896         3,223,477
                                                                                 ------------
                                                                                    9,347,360
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.1%
GlaxoSmithKline Plc                                                  61,637         1,184,906
---------------------------------------------------------------------------------------------
Tobacco -- 0.2%
British American Tobacco Plc                                         68,047         1,866,480
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.5%
Vodafone Group Plc                                                1,577,889         3,035,408
Vodafone Group Plc (a)                                               62,694         1,208,113
                                                                                 ------------
                                                                                    4,243,521
---------------------------------------------------------------------------------------------
Total Common Stocks in the United Kingdom                                          27,805,180
=============================================================================================
United States -- 42.4%
Aerospace & Defense -- 1.0%
Boeing Co.                                                           63,400         3,313,918
General Dynamics Corp.                                                4,500           271,440
Goodrich Corp.                                                        1,000            36,560
Honeywell International, Inc.                                         1,000            30,450
L-3 Communications Holdings, Inc.                                       600            48,702
Lockheed Martin Corp.                                                20,900         1,777,545
Northrop Grumman Corp.                                                  600            28,134
Raytheon Co.                                                            500            25,555
Spirit Aerosystems Holdings, Inc. Class A (b)                       114,200         1,842,046
United Technologies Corp.                                            11,000           604,560
                                                                                 ------------
                                                                                    7,978,910
---------------------------------------------------------------------------------------------
Auto Components -- 0.0%
Autoliv, Inc.                                                         1,200            25,632
WABCO Holdings, Inc.                                                    400             7,348
                                                                                 ------------
                                                                                       32,980
---------------------------------------------------------------------------------------------
Automobiles -- 0.1%
General Motors Corp. (c)                                            101,975           589,415
---------------------------------------------------------------------------------------------
Beverages -- 0.3%
The Coca-Cola Co.                                                    30,200         1,330,612
Constellation Brands, Inc. Class A (b)                               24,100           302,214
Dr. Pepper Snapple Group, Inc. (b)                                    9,240           211,596
Pepsi Bottling Group, Inc.                                            1,200            27,744
PepsiAmericas, Inc.                                                  10,500           198,765
                                                                                 ------------
                                                                                    2,070,931
---------------------------------------------------------------------------------------------
Biotechnology -- 0.0%
Amgen, Inc. (b)                                                       1,600            95,824
Senomyx, Inc. (b)                                                     2,600             6,500
                                                                                 ------------
                                                                                      102,324
---------------------------------------------------------------------------------------------
Capital Markets -- 1.6%
The Bank of New York Mellon Corp. (e)                               144,279         4,703,495
Northern Trust Corp.                                                 54,700         3,080,157
State Street Corp.                                                  117,200         5,080,620
                                                                                 ------------
                                                                                   12,864,272
---------------------------------------------------------------------------------------------
Chemicals -- 0.6%
CF Industries Holdings, Inc.                                            500            32,095
Celanese Corp. Series A                                               1,300            18,018
The Dow Chemical Co.                                                 96,900         2,584,323
E.I. du Pont de Nemours & Co.                                        65,100         2,083,200
Lubrizol Corp.                                                          900            33,822
Praxair, Inc.                                                         2,300           149,845
Terra Industries, Inc.                                                1,400            30,786
                                                                                 ------------
                                                                                    4,932,089
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       13

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
United States (continued)
Commercial Banks -- 0.1%
U.S. Bancorp                                                         23,300      $    694,573
---------------------------------------------------------------------------------------------
Communications Equipment -- 1.7%
3Com Corp. (b)                                                      400,700         1,093,911
Cisco Systems, Inc. (b)                                             199,200         3,539,784
Comverse Technology, Inc. (b)                                       130,300           947,281
Corning, Inc.                                                       256,200         2,774,646
Extreme Networks, Inc. (b)                                            3,043             5,599
JDS Uniphase Corp. (b)                                               15,850            86,541
Motorola, Inc.                                                       83,200           446,784
Polycom, Inc. (b)                                                   151,800         3,189,318
QUALCOMM, Inc.                                                       45,600         1,744,656
Tellabs, Inc. (b)                                                     2,800            11,872
                                                                                 ------------
                                                                                   13,840,392
---------------------------------------------------------------------------------------------
Computers & Peripherals -- 1.4%
Dell, Inc. (b)                                                        3,900            47,385
EMC Corp. (b)                                                         2,600            30,628
Hewlett-Packard Co.                                                 129,000         4,938,120
International Business Machines Corp.                                40,700         3,783,879
Lexmark International, Inc. Class A (b)                              53,300         1,376,739
SanDisk Corp. (b)                                                   101,400           901,446
Seagate Technology                                                    2,000            13,540
Sun Microsystems, Inc. (b)                                           59,775           274,965
Western Digital Corp. (b)                                             2,100            34,650
                                                                                 ------------
                                                                                   11,401,352
---------------------------------------------------------------------------------------------
Construction & Engineering -- 0.3%
Foster Wheeler Ltd. (b)                                              68,584         1,879,202
KBR, Inc.                                                            32,720           485,565
                                                                                 ------------
                                                                                    2,364,767
---------------------------------------------------------------------------------------------
Consumer Finance -- 0.0%
Discover Financial Services, Inc.                                       350             4,287
---------------------------------------------------------------------------------------------
Containers & Packaging -- 0.1%
Crown Holdings, Inc. (b)                                             36,100           728,498
Owens-Illinois, Inc. (b)                                              1,200            27,456
Smurfit-Stone Container Corp. (b)                                    39,900            53,865
                                                                                 ------------
                                                                                      809,819
---------------------------------------------------------------------------------------------
Distributors -- 0.0%
Genuine Parts Co.                                                     1,000            39,350
---------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.6%
Bank of America Corp.                                                60,400         1,459,868
JPMorgan Chase & Co.                                                 87,400         3,605,250
                                                                                 ------------
                                                                                    5,065,118
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 2.2%
AT&T Inc. (n)                                                       362,987         9,717,162
CenturyTel, Inc.                                                      1,000            25,110
Embarq Corp.                                                          6,235           187,050
FairPoint Communications, Inc.                                        3,003            11,952
General Communication, Inc. Class A (b)                              36,000           276,480
Qwest Communications International Inc.                             414,900         1,186,614
Verizon Communications, Inc.                                        212,600         6,307,842
Windstream Corp.                                                     29,091           218,473
                                                                                 ------------
                                                                                   17,930,683
---------------------------------------------------------------------------------------------
Electric Utilities -- 1.0%
Duke Energy Corp.                                                     2,700            44,226
Entergy Corp.                                                        22,900         1,787,345
Exelon Corp.                                                         28,400         1,540,416
FPL Group, Inc.                                                      51,500         2,432,860
FirstEnergy Corp.                                                       700            36,512
PPL Corp.                                                            28,800           945,216
RusHydro (b)                                                     84,431,800         1,553,545
The Southern Co.                                                      2,200            75,548
                                                                                 ------------
                                                                                    8,415,668
---------------------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.1%
Avnet, Inc. (b)                                                       1,000            16,740
Mettler Toledo International, Inc. (b)                                2,500           191,350
Tyco Electronics Ltd.                                                16,475           320,274
                                                                                 ------------
                                                                                      528,364
---------------------------------------------------------------------------------------------
Energy Equipment & Services -- 1.0%
Complete Production Services, Inc. (b)                               42,300           524,097
ENSCO International, Inc.                                             6,700           254,667
Global Industries Ltd. (b)(c)                                       165,500           422,025
Halliburton Co.                                                      41,150           814,358
Key Energy Services, Inc. (b)                                        29,825           184,915
Nabors Industries Ltd. (b)                                           14,500           208,510
National Oilwell Varco, Inc. (b)                                     50,072         1,496,652
Patterson-UTI Energy, Inc.                                            2,400            31,848
Schlumberger Ltd.                                                    42,200         2,179,630
Smith International, Inc.                                            11,100           382,728
Transocean, Inc.                                                     13,830         1,138,624
Weatherford International Ltd. (b)                                   42,900           724,152
                                                                                 ------------
                                                                                    8,362,206
---------------------------------------------------------------------------------------------
Food & Staples Retailing -- 0.2%
CVS Caremark Corp.                                                   24,170           740,810
The Kroger Co.                                                        1,500            41,190
SUPERVALU, Inc.                                                      11,891           169,328
Wal-Mart Stores, Inc.                                                 9,900           552,519
                                                                                 ------------
                                                                                    1,503,847
---------------------------------------------------------------------------------------------
Food Products -- 0.8%
Bunge Ltd.                                                           11,600           445,556
ConAgra Foods, Inc.                                                  28,800           501,696
H.J. Heinz Co.                                                       23,193         1,016,317
Hormel Foods Corp.                                                    1,600            45,216
Kraft Foods, Inc.                                                   129,197         3,764,801
Ralcorp Holdings, Inc. (b)                                            2,801           189,572
Sara Lee Corp.                                                       25,000           279,500
                                                                                 ------------
                                                                                    6,242,658
---------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.8%
Baxter International, Inc.                                           12,200           737,978
Boston Scientific Corp. (b)                                          34,400           310,632
Covidien Ltd.                                                        18,875           835,974
Hologic, Inc. (b)                                                   145,400         1,779,696
Medtronic, Inc.                                                      77,800         3,137,674
                                                                                 ------------
                                                                                    6,801,954
---------------------------------------------------------------------------------------------
Health Care Providers & Services -- 1.9%
Aetna, Inc. (e)                                                      96,400         2,397,468
AmerisourceBergen Corp.                                              25,200           788,004
Cardinal Health, Inc.                                                 1,300            49,660
Cigna Corp.                                                          81,500         1,328,450
DaVita, Inc. (b)                                                     15,000           851,250

See Notes to Financial Statements.


14       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
United States (continued)
Health Care Providers & Services (concluded)
Express Scripts, Inc. (b)                                             1,000      $     60,610
HealthSouth Corp. (b)                                                22,860           286,664
Humana, Inc. (b)                                                     71,500         2,115,685
McKesson Corp.                                                       15,000           551,850
Medco Health Solutions, Inc. (b)                                     25,200           956,340
PharMerica Corp. (b)                                                  1,075            22,070
Quest Diagnostics, Inc.                                               1,200            56,160
UnitedHealth Group, Inc.                                            143,800         3,412,374
WellPoint, Inc. (b)                                                  63,550         2,470,189
                                                                                 ------------
                                                                                   15,346,774
---------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.4%
International Game Technology                                        76,500         1,071,000
McDonald's Corp.                                                     34,200         1,981,206
Panera Bread Co. Class A (b)                                         13,500           609,120
                                                                                 ------------
                                                                                    3,661,326
---------------------------------------------------------------------------------------------
Household Durables -- 0.0%
Mohawk Industries, Inc. (b)                                             600            29,028
---------------------------------------------------------------------------------------------
Household Products -- 0.9%
The Procter & Gamble Co.                                            117,700         7,596,358
---------------------------------------------------------------------------------------------
IT Services -- 0.0%
Accenture Ltd. Class A                                                1,100            36,355
Affiliated Computer Services, Inc. Class A (b)                        1,300            53,300
Alliance Data Systems Corp. (b)                                       1,000            50,160
Computer Sciences Corp. (b)                                           1,000            30,160
Hewitt Associates, Inc. Class A (b)                                   1,700            47,413
SAIC, Inc. (b)                                                        3,800            70,186
                                                                                 ------------
                                                                                      287,574
---------------------------------------------------------------------------------------------
Independent Power Producers &
Energy Traders -- 0.1%
The AES Corp. (b)                                                    45,500           362,635
Dynegy, Inc. Class A (b)                                             80,200           291,928
NRG Energy, Inc. (b)                                                 20,900           485,925
                                                                                 ------------
                                                                                    1,140,488
---------------------------------------------------------------------------------------------
Industrial Conglomerates -- 1.1%
3M Co.                                                               24,400         1,568,920
General Electric Co.                                                288,760         5,633,708
McDermott International, Inc. (b)                                    40,000           685,200
Textron, Inc.                                                        25,800           456,660
Tyco International Ltd.                                              16,075           406,376
                                                                                 ------------
                                                                                    8,750,864
---------------------------------------------------------------------------------------------
Insurance -- 2.9%
ACE Ltd.                                                             82,000         4,703,520
The Allstate Corp.                                                   52,100         1,374,919
Arch Capital Group Ltd. (b)                                          12,400           864,900
Assurant, Inc.                                                       21,400           545,272
Axis Capital Holdings Ltd.                                            1,100            31,328
CNA Financial Corp.                                                   1,000            15,560
Chubb Corp.                                                          43,400         2,248,988
Endurance Specialty Holdings Ltd.                                    47,000         1,421,280
Everest Re Group Ltd.                                                10,200           761,940
Fidelity National Title Group, Inc. Class A                         135,300         1,219,053
Genworth Financial, Inc. Class A                                      1,000             4,840
Hartford Financial Services Group, Inc.                              18,000           185,760
IPC Holdings, Ltd.                                                   30,900           853,149
Lincoln National Corp.                                                  700            12,068
Loews Corp.                                                           1,000            33,210
Marsh & McLennan Cos., Inc.                                          19,500           571,740
MetLife, Inc.                                                        30,000           996,600
PartnerRe Ltd.                                                       11,100           751,359
Platinum Underwriters Holdings Ltd.                                  17,500           555,450
The Progressive Corp.                                                56,900           811,963
Prudential Financial, Inc.                                           12,200           366,000
RenaissanceRe Holdings Ltd.                                          20,300           931,770
The Travelers Cos., Inc.                                             70,800         3,012,540
XL Capital Ltd. Class A                                             221,900         2,152,430
                                                                                 ------------
                                                                                   24,425,639
---------------------------------------------------------------------------------------------
Internet & Catalog Retail -- 0.0%
Expedia, Inc. (b)                                                     1,600            15,216
Liberty Media Holding Corp. -- Interactive (b)                        2,515            12,273
                                                                                 ------------
                                                                                       27,489
---------------------------------------------------------------------------------------------
Internet Software & Services -- 0.4%
Google, Inc. Class A (b)(e)                                           9,800         3,521,728
---------------------------------------------------------------------------------------------
Leisure Equipment & Products -- 0.2%
Hasbro, Inc.                                                          1,400            40,698
Mattel, Inc.                                                        105,400         1,583,108
                                                                                 ------------
                                                                                    1,623,806
---------------------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.3%
Applied Biosystems, Inc.                                              4,200           129,486
Invitrogen Corp. (b)                                                  5,000           143,950
PerkinElmer, Inc.                                                     9,100           163,254
Thermo Fisher Scientific, Inc. (b)                                   18,900           767,340
Varian, Inc. (b)                                                      2,500            92,125
Waters Corp. (b)                                                     18,750           821,250
                                                                                 ------------
                                                                                    2,117,405
---------------------------------------------------------------------------------------------
Machinery -- 0.0%
AGCO Corp. (b)                                                        1,000            31,520
Cummins, Inc.                                                         1,000            25,850
Dover Corp.                                                           1,600            50,832
Pall Corp.                                                            5,000           132,050
Parker Hannifin Corp.                                                   900            34,893
SPX Corp.                                                               900            34,866
                                                                                 ------------
                                                                                      310,011
---------------------------------------------------------------------------------------------
Marine -- 0.1%
American Commercial Lines, Inc. (b)                                 156,200         1,160,566
---------------------------------------------------------------------------------------------
Media -- 1.1%
Ascent Media Corp. Class A (b)                                          195             4,932
Comcast Corp. Class A (n)                                           257,600         4,059,776
DISH Network Corp. (b)                                               33,000           519,420
Discovery Communications, Inc. Class A (b)                            1,850            25,234
Discovery Communications, Inc. Class C (b)                            1,950            25,974
Liberty Media Corp. -- Entertainment Class A (b)                         68             1,095
Liberty Media Holding Corp. -- Capital (b)                               17               116
News Corp. Class A                                                   98,900         1,052,296
Time Warner, Inc.                                                    93,100           939,379
Viacom, Inc. Class B (b)                                             88,550         1,790,481
Virgin Media, Inc.                                                  114,850           661,536
                                                                                 ------------
                                                                                    9,080,239
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.7%
AK Steel Holding Corp.                                                1,000            13,920
Alcoa, Inc.                                                          87,400         1,005,974
Freeport-McMoRan Copper & Gold, Inc. Class B                         19,600           570,360
Newmont Mining Corp.                                                116,400         3,065,976
Nucor Corp.                                                           1,100            44,561

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       15

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Common Stocks                                                        Shares          Value
=============================================================================================
United States (continued)
Metals & Mining (concluded)
Reliance Steel & Aluminum Co.                                         1,100      $     27,544
United States Steel Corp.                                            20,000           737,600
                                                                                 ------------
                                                                                    5,465,935
---------------------------------------------------------------------------------------------
Multi-Utilities -- 0.0%
CMS Energy Corp. (c)                                                 36,900           378,225
---------------------------------------------------------------------------------------------
Multiline Retail -- 0.0%
Big Lots, Inc. (b)                                                    1,600            39,088
Family Dollar Stores, Inc.                                            1,400            37,674
                                                                                 ------------
                                                                                       76,762
---------------------------------------------------------------------------------------------
Office Electronics -- 0.2%
Xerox Corp.                                                         249,500         2,000,990
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 6.2%
Alliance Resource Partners LP                                        18,600           595,200
Anadarko Petroleum Corp.                                             25,900           914,270
Apache Corp.                                                         19,600         1,613,668
CNX Gas Corp. (b)                                                    46,900         1,186,101
Chevron Corp. (e)                                                   121,450         9,060,170
Cimarex Energy Co.                                                    1,100            44,506
ConocoPhillips                                                       86,700         4,510,134
Consol Energy, Inc.                                                 144,400         4,532,716
Devon Energy Corp.                                                   35,100         2,838,186
El Paso Corp.                                                       491,900         4,771,430
Exxon Mobil Corp. (e)(n)                                            176,100        13,052,532
Foundation Coal Holdings, Inc.                                       93,850         1,948,326
Frontline Ltd.                                                        1,300            41,340
Hess Corp.                                                           17,600         1,059,696
Marathon Oil Corp.                                                   73,300         2,133,030
Murphy Oil Corp.                                                     15,700           795,048
Noble Energy, Inc.                                                    1,000            51,820
Occidental Petroleum Corp.                                           31,350         1,741,179
Plains Exploration & Production Co. (b)                               1,200            33,840
Stone Energy Corp. (b)                                               11,100           336,774
Sunoco, Inc.                                                            600            18,300
Valero Energy Corp.                                                     900            18,522
                                                                                 ------------
                                                                                   51,296,788
---------------------------------------------------------------------------------------------
Paper & Forest Products -- 0.2%
International Paper Co.                                             113,700         1,957,914
---------------------------------------------------------------------------------------------
Personal Products -- 0.1%
Avon Products, Inc.                                                  21,600           536,328
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 5.3%
Abbott Laboratories                                                  67,000         3,695,050
Bristol-Myers Squibb Co.                                            531,200        10,916,160
Eli Lilly & Co.                                                      40,000         1,352,800
Endo Pharmaceuticals Holdings, Inc. (b)                              11,000           203,500
Forest Laboratories, Inc. (b)                                        16,000           371,680
Johnson & Johnson                                                   161,100         9,881,874
King Pharmaceuticals, Inc. (b)                                       15,700           138,003
Merck & Co., Inc.                                                   111,875         3,462,531
Mylan, Inc. (b)(c)                                                   95,600           819,292
Pfizer, Inc.                                                        377,300         6,681,983
Schering-Plough Corp.                                                98,000         1,420,020
Valeant Pharmaceuticals International (b)                           156,800         2,943,136
Wyeth                                                                76,200         2,452,116
                                                                                 ------------
                                                                                   44,338,145
---------------------------------------------------------------------------------------------
Professional Services -- 0.0%
Manpower, Inc.                                                          600            18,678
---------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -- 0.0%
Ventas, Inc.                                                         10,900           393,054
---------------------------------------------------------------------------------------------
Real Estate Management & Development -- 0.3%
The St. Joe Co. (b)                                                  89,100         2,754,972
---------------------------------------------------------------------------------------------
Road & Rail -- 3.0%
Burlington Northern Santa Fe Corp.                                  147,000        13,091,820
CSX Corp.                                                             1,200            54,864
Norfolk Southern Corp.                                               53,300         3,194,802
Ryder System, Inc.                                                    1,000            39,620
Union Pacific Corp.                                                 126,700         8,459,759
                                                                                 ------------
                                                                                   24,840,865
---------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.7%
Applied Materials, Inc.                                              46,400           599,024
Broadcom Corp. Class A (b)                                           49,800           850,584
Intel Corp.                                                         239,001         3,824,016
Intersil Corp. Class A                                                1,400            19,166
LSI Corp. (b)                                                        10,000            38,500
Novellus Systems, Inc. (b)                                            1,300            20,540
Texas Instruments, Inc.                                              29,300           573,108
Xilinx, Inc.                                                          2,600            47,892
                                                                                 ------------
                                                                                    5,972,830
---------------------------------------------------------------------------------------------
Software -- 1.7%
BMC Software, Inc. (b)                                                1,000            25,820
CA, Inc.                                                            133,900         2,383,420
Microsoft Corp.                                                     492,300        10,993,059
Novell, Inc. (b)                                                     34,900           162,634
Oracle Corp. (b)                                                     24,700           451,763
Symantec Corp. (b)                                                    3,600            45,288
Synopsys, Inc. (b)                                                    1,400            25,592
                                                                                 ------------
                                                                                   14,087,576
---------------------------------------------------------------------------------------------
Specialty Retail -- 0.0%
The Gap, Inc.                                                         4,000            51,760
Ross Stores, Inc.                                                     2,000            65,380
TJX Cos., Inc.                                                        2,300            61,548
                                                                                 ------------
                                                                                      178,688
---------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.1%
Hanesbrands, Inc. (b)                                                 3,150            55,030
Unifi, Inc. (b)                                                     127,500           612,000
                                                                                 ------------
                                                                                      667,030
---------------------------------------------------------------------------------------------
Tobacco -- 0.4%
Altria Group, Inc.                                                   68,300         1,310,677
Philip Morris International, Inc.                                    54,300         2,360,421
Reynolds American, Inc.                                                 800            39,168
                                                                                 ------------
                                                                                    3,710,266
---------------------------------------------------------------------------------------------
Transportation Infrastructure -- 0.1%
Macquarie Infrastructure Co. LLC                                     83,500           847,525
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.1%
Sprint Nextel Corp.                                                 187,200           585,936
---------------------------------------------------------------------------------------------
Total Common Stocks in the United States                                          351,763,761
=============================================================================================
Total Common Stocks -- 78.9%                                                      655,010,497
=============================================================================================

See Notes to Financial Statements.


16       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)     (Percentages shown are based on Net Asse

Exchange-Traded Funds                                                Shares          Value
=============================================================================================
United States -- 3.7%
Consumer Staples Select Sector SPDR Fund                             66,100      $  1,594,332
Health Care Select Sector SPDR Fund                                  66,100         1,758,260
iShares Dow Jones U.S. Financial Sector
   Index Fund                                                        13,000           701,350
iShares Dow Jones U.S. Technology Sector
   Index Fund                                                        26,400         1,039,104
iShares Dow Jones U.S. Telecommunications
   Sector Index Fund                                                 40,000           648,800
iShares Silver Trust (b)                                            230,600         2,213,760
SPDR(R) Gold Trust (b)                                              269,000        19,190,460
Telecom HOLDRs Trust                                                 11,200           266,672
Utilities Select Sector SPDR Fund                                   110,500         3,194,555
Vanguard Telecommunication Services                                   1,400            63,406
---------------------------------------------------------------------------------------------
Total Exchange-Traded Funds -- 3.7%                                                30,670,699
=============================================================================================

=============================================================================================
Mutual Funds
=============================================================================================
Vietnam -- 0.1%
Vietnam Enterprise Investments Ltd. -- R Shares (b)                 199,954           339,922
Vinaland Ltd. (b)                                                 1,723,580           870,408
---------------------------------------------------------------------------------------------
Total Mutual Funds -- 0.1%                                                          1,210,330
=============================================================================================

=============================================================================================
Preferred Stocks
=============================================================================================
United States -- 0.3%
Diversified Financial Services -- 0.3%
Citigroup, Inc. Series T, 6.50% (f)                                  66,456         2,140,548
---------------------------------------------------------------------------------------------
Insurance -- 0.0%
XL Capital Ltd., 10.75% (f)                                          17,012           256,201
---------------------------------------------------------------------------------------------
Total Preferred Stocks -- 0.3%                                                      2,396,749
=============================================================================================

=============================================================================================
Warrants (g)
=============================================================================================
Canada -- 0.0%
Metals & Mining -- 0.0%
Kinross Gold Corp. (expires 9/03/13)                                 36,725            57,892
New Gold, Inc. (expires 4/03/12)                                    170,500             2,829
---------------------------------------------------------------------------------------------
Total Warrants -- 0.0%                                                                 60,721
=============================================================================================

Fixed Income Securities

                                                                       Par
Corporate Bonds                                                       (000)         Value
=============================================================================================
Canada -- 0.2%
Oil, Gas & Consumable Fuels -- 0.0%
Addax Petroleum Corp. Series AXC,
   3.75%, 5/31/12 (f)                                      USD          200            96,500
---------------------------------------------------------------------------------------------
Paper & Forest Products -- 0.2%
Sino-Forest Corp., 5%, 8/01/13 (d)(f)                                 2,000         1,545,000
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Canada                                                     1,641,500
=============================================================================================
China -- 0.4%
Automobiles -- 0.1%
Brilliance China Finance Ltd., 0%, 6/07/11 (f)(h)                     1,381         1,035,750
---------------------------------------------------------------------------------------------
Food Products -- 0.1%
Chaoda Modern Agriculture Holdings Ltd.,
   0%, 5/08/11 (f)(h)                                      HKD        9,080         1,145,830
---------------------------------------------------------------------------------------------
Specialty Retail -- 0.2%
GOME Electrical Appliances Holdings Ltd.,
   0%, 5/18/14 (f)(h)                                      CNY       17,200         1,458,586
---------------------------------------------------------------------------------------------
Total Corporate Bonds in China                                                      3,640,166
=============================================================================================
Hong Kong -- 0.1%
Hotels, Restaurants & Leisure -- 0.1%
FUJI Food and Catering Services Holdings Ltd.,
   0%, 10/18/10 (f)(h)                                               10,800           852,694
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Hong Kong                                                    852,694
=============================================================================================
India -- 0.6%
Automobiles -- 0.1%
Tata Motors Ltd., 1%, 4/27/11 (f)                          USD        1,645           987,000
---------------------------------------------------------------------------------------------
Metals & Mining -- 0.2%
Gujarat NRE Coke Ltd., 0%, 4/12/11 (f)(h)                             1,000           820,000
Tata Steel Ltd., 1%, 9/05/12 (f)                                        700           430,405
                                                                                 ------------
                                                                                    1,250,405
---------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 0.3%
Reliance Communications Ltd., 0%, 5/10/11 (f)(h)                      1,850         1,174,750
Reliance Communications Ltd., 0%, 3/01/12 (f)(h)                      3,300         1,631,550
                                                                                 ------------
                                                                                    2,806,300
---------------------------------------------------------------------------------------------
Total Corporate Bonds in India                                                      5,043,705
=============================================================================================
Japan -- 0.1%
Automobiles -- 0.1%
Suzuki Motor Corp. Series 9, 0%, 3/29/13 (f)(h)            JPY       55,000           500,868
---------------------------------------------------------------------------------------------
Commercial Banks -- 0.0%
The Bank of Kyoto Ltd., 0%, 3/31/14 (f)(h)                           32,000           351,487
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Japan                                                        852,355
=============================================================================================
Malaysia -- 0.9%
Diversified Financial Services -- 0.1%
Feringghi Capital Ltd., 0%, 12/22/09 (f)(h)                USD          600           576,000
---------------------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.4%
Rafflesia Capital Ltd., 1.25%, 10/04/11 (f)(i)                        3,800         3,264,356
---------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 0.1%
Berjaya Land Bhd, 8%, 8/15/11 (f)                          MYR        4,290         1,230,504
---------------------------------------------------------------------------------------------
Multi-Utilities -- 0.3%
YTL Power Finance Cayman Ltd., 0%,
   5/09/10 (f)(h)                                                     2,200         2,259,842
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Malaysia                                                   7,330,702
=============================================================================================

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       17

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

                                                                        Par
Corporate Bonds                                                        (000)          Value
=============================================================================================
Netherlands -- 0.1%
Capital Markets -- 0.1%
Pargesa Netherlands NV, 1.75%, 6/15/14 (f)                 CHF          975      $    595,871
---------------------------------------------------------------------------------------------
Total Corporate Bonds in the Netherlands                                              595,871
=============================================================================================
Singapore -- 0.3%
Food Products -- 0.0%
Wilmar International Ltd., 0%, 12/18/12 (f)(h)             USD          200           140,000
---------------------------------------------------------------------------------------------
Real Estate Management &
Development -- 0.3%
CapitaLand Ltd., 2.95%, 6/20/22 (f)                        SGD        4,000         1,264,124
CapitaLand Ltd., 3.125%, 3/05/18 (f)                                  1,750           590,020
Keppel Land Ltd., 2.50%, 6/23/13 (f)                                  1,000           608,587
                                                                                 ------------
                                                                                    2,462,731
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Singapore                                                  2,602,731
=============================================================================================
South Korea -- 0.0%
Metals & Mining -- 0.0%
Zeus Cayman, 0%, 8/19/13 (f)(h)                            JPY       40,000           308,598
---------------------------------------------------------------------------------------------
Total Corporate Bonds in South Korea                                                  308,598
=============================================================================================
Taiwan -- 0.0%
Insurance -- 0.0%
Shin Kong Financial Holding Co. Ltd.,
   0%, 6/17/09 (f)(h)                                      USD           20            17,763
---------------------------------------------------------------------------------------------
Total Corporate Bonds in Taiwan                                                        17,763
=============================================================================================
United Arab Emirates -- 0.4%
Oil, Gas & Consumable Fuels -- 0.4%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (f)                              6,780         3,323,759
---------------------------------------------------------------------------------------------
Total Corporate Bonds in the United Arab Emirates                                   3,323,759
=============================================================================================
United States -- 1.3%
Biotechnology -- 0.0%
Cell Genesys, Inc., 3.125%, 11/01/11 (f)                                 90            35,888
Nabi Biopharmaceuticals, 2.875%, 4/15/25 (f)                             50            43,813
                                                                                 ------------
                                                                                       79,701
---------------------------------------------------------------------------------------------
Commercial Banks -- 0.1%
Preferred Term Securities:
     XXIV, Ltd., 5.965%, 3/22/37 (d)                                  1,200           358,800
     XXV, Ltd., 5.758%, 6/22/37                                       1,150           228,850
     XXVI, Ltd., 6.191%, 9/22/37                                        970           170,720
     XXVII, Ltd., 6.29%, 12/22/37                                       900           379,800
                                                                                 ------------
                                                                                    1,138,170
---------------------------------------------------------------------------------------------
Energy Equipment & Services -- 0.3%
Transocean, Inc., 1.50%, 12/15/37 (f)                                 2,825         2,260,000
---------------------------------------------------------------------------------------------
Food & Staples Retailing -- 0.0%
Olam International Ltd., 1%, 7/03/13 (f)                                400           178,000
---------------------------------------------------------------------------------------------
Food Products -- 0.3%
China Milk Products Group Ltd., 0%, 1/05/12 (f)(h)                      700           563,622
IOI Capital Bhd Series IOI, 0%, 12/18/11 (f)(h)                       2,150         2,042,500
                                                                                 ------------
                                                                                    2,606,122
---------------------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 0.3%
Hologic, Inc., 2%, 12/15/37 (f)                                       4,500         2,328,750
---------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 0.1%
McMoRan Exploration Co., 5.25%, 10/06/11 (f)                            480           459,600
---------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.2%
Mylan, Inc., 1.25%, 3/15/12 (f)                                       2,000         1,317,500
---------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.0%
Intel Corp., 2.95%, 12/15/35 (f)                                        559           398,986
---------------------------------------------------------------------------------------------
Total Corporate Bonds in the United States                                         10,766,829
=============================================================================================
Total Corporate Bonds -- 4.4%                                                      36,976,673
=============================================================================================

=============================================================================================
Structured Notes (j)
=============================================================================================
United States -- 0.2%
JPMorgan Chase & Co. (Bearish Buffered
   Return Enhanced Notes Linked Inversely to
   the S&P 500), 5/04/09                                                650           902,915
Morgan Stanley (Bear Market PLUS S&P 500
   Linked Notes), 5/07/09 (b)                                           480           640,032
---------------------------------------------------------------------------------------------
Total Structured Notes -- 0.2%                                                      1,542,947
=============================================================================================

=============================================================================================
U.S. Government Obligations
=============================================================================================
United States -- 2.2%
U.S. Treasury Notes:
     4%, 6/15/09                                                      9,500         9,657,339
     4.875%, 6/30/09                                                  8,100         8,291,743
---------------------------------------------------------------------------------------------
Total U.S. Government Obligations -- 2.2%                                          17,949,082
=============================================================================================
Total Fixed Income Securities -- 6.8%                                              56,468,702
=============================================================================================
Total Long-Term Investments (Cost -- $957,645,319) -- 89.8%                       745,817,698
=============================================================================================

=============================================================================================
Short-Term Securities
=============================================================================================
Europe -- 0.1%
Time Deposits -- 0.1%
Citibank London, 2.354%, 11/03/08                          EUR          575           732,449
---------------------------------------------------------------------------------------------
United States -- 9.1%
Time Deposits -- 0.0%
Brown Brothers Harriman & Co.,
   0.17%, 11/03/08                                         USD           96            95,754
---------------------------------------------------------------------------------------------
U.S. Government Obligations -- 8.8%
U.S. Treasury Bills:
     1.41%, 11/06/08                                                 36,900        36,892,928
     0.15%, 11/20/08                                                 10,000         9,999,208
     0.29%, 11/28/08                                                  4,500         4,499,062
     0.21%, 12/04/08                                                  2,500         2,499,519
     0.93%, 1/02/09                                                  17,500        17,474,442
     0.41%, 1/29/09                                                   1,500         1,498,423
                                                                                 ------------
                                                                                   72,863,582
---------------------------------------------------------------------------------------------

                                                                 Beneficial
                                                                   Interest
                                                                      (000)
=============================================================================================
Money Market Fund -- 0.3%
BlackRock Liquidity Series, LLC
   Money Market Series, 1.57% (k)(l)(m)                    USD        2,170         2,170,000
---------------------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $75,858,144) -- 9.2%                                                      75,861,785
=============================================================================================

See Notes to Financial Statements.


18       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Options Purchased                                                   Contracts        Value
=============================================================================================
Call Options Purchased
Bristol-Myers Squibb Co., expiring
   January 2009 at USD 35                                             1,020      $      2,040
General Motors Corp.:
     expiring January 2010 at USD 50                                    592             9,176
     expiring January 2010 at USD 60                                    558             6,417
Lockheed Martin Corp., expiring
   January 2009 at USD 115                                              467            29,187
Medtronic, Inc.:
     expiring January 2009 at USD 50                                    152             9,880
     expiring January 2009 at USD 55                                    106             2,385
     expiring January 2009 at USD 60                                    501             5,010
Northrop Grumman Corp., expiring
   January 2009 at USD 80                                               555             2,775
Raytheon Co., expiring January 2009
   at USD 70                                                            874            13,110
S&P 500 Listed Option:
     expiring June 2009 at USD 132.5                                    100           114,500
     expiring December 2009 at USD 100                                   40           550,600
                                                                                 ------------
                                                                                      745,080
---------------------------------------------------------------------------------------------
Put Options Purchased
American Commercial Lines, Inc., expiring
   December 2008 at USD 7.5                                             398            49,750
S&P 500 Listed Option:
     expiring November 2008 at USD 116.5                                180         3,576,600
     expiring November 2008 at USD 122                                  143         3,619,330
     expiring November 2008 at USD 122.5                                154         3,973,970
                                                                                 ------------
                                                                                   11,219,650
---------------------------------------------------------------------------------------------
Structured Options
Credit Suisse Euro Stoxx Index Link,
   expiring July 2009 (o)                                            87,000        (1,944,372)
JPMorgan Euro Stoxx Index Link,
   expiring June 2009 (p)                                           100,575        (2,248,496)
                                                                                 ------------
                                                                                   (4,192,868)
---------------------------------------------------------------------------------------------
Total Options Purchased (Cost -- $5,304,539) -- 0.9%                                7,771,862
=============================================================================================
Total Investments Before Options Written
and Investments Sold Short
(Cost -- $1,038,808,002) -- 99.9%                                                 829,451,345
=============================================================================================

=============================================================================================
Options Written
=============================================================================================
Call Options Written
AO VimpelCom, expiring April 2009
  at USD 22.50                                                          404          (115,140)
Aetna, Inc.:
     expiring January 2009 at USD 45                                     61            (1,067)
     expiring January 2009 at USD 50                                    264            (1,980)
Boeing Co.:
     expiring January 2009 at USD 75                                    122            (3,355)
     expiring January 2009 at USD 85                                    125              (937)
Bunge Ltd., expiring April 2009 at USD 85                               116            (2,610)
Burlington Northern Santa Fe Corp., expiring
   January 2009 at USD 90                                               774          (561,150)
Cigna Corp., expiring January 2009
  at USD 43.375                                                         675           (10,125)
Consol Energy, Inc.:
     expiring January 2009 at USD 45                                    496           (97,960)
     expiring January 2009 at USD 80                                    212            (3,180)
Corning, Inc., expiring January 2009
   at USD 30                                                            939            (4,695)
DISH Network Corp., expiring January 2009
   at USD 32.50                                                         301            (4,515)
The Dow Chemical Co., expiring January 2009
   at USD 35                                                            684           (20,520)
E.I. du Pont de Nemours & Co., expiring
   January 2009 at USD 45                                               424            (4,240)
Foster Wheeler Ltd., expiring January 2009
   at USD 67.50                                                         112            (1,120)
Hewlett-Packard Co., expiring January 2009
   at USD 47.50                                                       1,290          (106,425)
Hologic, Inc., expiring January 2009 at USD 25                          167            (2,922)
Humana, Inc.:
     expiring January 2009 at USD 45                                    259           (18,130)
     expiring January 2009 at USD 50                                    137            (3,082)
International Game Technology, expiring
   January 2009 at USD 25                                               765            (7,650)
International Paper Co., expiring January 2009
   at USD 30                                                            227            (3,405)
Kraft Foods, Inc., expiring January 2009 at USD 30                      755          (126,463)
Lexmark International, Inc. Class A, expiring
   January 2009 at USD 35                                               533           (10,660)
Mattel, Inc., expiring January 2009 at USD 17.50                      1,054           (28,985)
McDermott International, Inc., expiring
   February 2009 at USD 30                                              297           (17,078)
Mechel OAO, expiring January 2009 at USD 20                           1,106           (52,535)
Norfolk Southern Corp., expiring
   January 2009 at USD 55                                               494          (466,830)
Panera Bread Co. Class A, expiring
   January 2009 at USD 55                                               135           (14,850)
Polycom, Inc.:
     expiring January 2009 at USD 25                                    181           (17,195)
     expiring January 2009 at USD 30                                  1,160           (17,400)
S&P 500 Listed Option:
     expiring June 2009 at USD 152.50                                    27            (3,375)
     expiring December 2009 at USD 125                                   40          (185,800)
SanDisk Corp.:
     expiring January 2009 at USD 17.50                                 267            (8,678)
     expiring January 2009 at USD 20                                    267            (5,874)
     expiring January 2010 at USD 20                                     78           (11,037)
The St. Joe Co.:
     expiring January 2009 at USD 35                                    443           (83,063)
     expiring January 2009 at USD 40                                    380           (24,700)
     expiring January 2009 at USD 45                                     68            (1,190)
State Street Corp.:
     expiring January 2009 at USD 70                                    131            (1,965)
     expiring January 2009 at USD 75                                    322            (3,220)
     expiring January 2009 at USD 80                                     52            (1,040)
Time Warner, Inc., expiring January 2009 at USD 16                      578            (4,335)
Unilever NV, expiring January 2009 at USD 30                            232            (6,960)
United States Steel Corp., expiring
   January 2009 at USD 110                                              200            (2,000)
UnitedHealth Group, Inc.:
     expiring January 2009 at USD 30                                    240           (21,000)
     expiring January 2009 at USD 35                                    962           (24,050)
Valeant Pharmaceuticals International:
     expiring January 2009 at USD 12.50                                 854          (512,400)
     expiring January 2009 at USD 15                                    714          (289,170)
Viacom, Inc. Class B, expiring January 2009
   at USD 30                                                            450           (10,125)
WellPoint, Inc., expiring January 2009 at USD 55                        577           (18,753)
Xerox Corp., expiring January 2009 at USD 20                            674            (3,370)
                                                                                 ------------
                                                                                   (2,948,309)
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       19

Schedule of Investments (continued)  (Percentages shown are based on Net Assets)

Options Written                                                    Contracts         Value
=============================================================================================
Put Options Written
S&P 500 Listed Option:
     expiring November 2008 at USD 102.50                               357      $ (2,857,785)
     expiring November 2008 at USD 112.50                               120        (1,924,200)
                                                                                 ------------
                                                                                   (4,781,985)
---------------------------------------------------------------------------------------------
Total Options Written
(Premiums Received -- $9,176,258) -- (0.9)%                                        (7,730,294)
=============================================================================================

=============================================================================================

Investments Sold Short                                               Shares
=============================================================================================
Bed Bath & Beyond, Inc.                                            (60,800)        (1,566,816)
Black & Decker, Corp.                                              (15,553)          (787,293)
Carnival Corp.                                                     (66,600)        (1,691,640)
Masco Corp.                                                        (81,600)          (828,240)
Staples Inc.                                                       (30,519)          (592,984)
---------------------------------------------------------------------------------------------
Total Investments Sold Short (Proceeds -- $8,491,948) -- (0.7)%                    (5,466,973)
=============================================================================================
Total Investments, Net of Options Written and
Investments Sold Short -- 98.3%                                                   816,254,078

Other Assets Less Liabilities -- 1.8%                                              14,004,665
                                                                                 ------------
Net Assets -- 100.0%                                                             $830,258,743
                                                                                 ============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 1,049,469,565
                                                                ===============
      Gross unrealized appreciation ........................    $    34,022,124
      Gross unrealized depreciation ........................       (254,040,344)
                                                                ---------------
      Net unrealized depreciation ..........................    $  (220,018,220)
                                                                ===============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c)   Security, or a portion of security, is on loan.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)   Convertible security.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(i)   Variable rate security. Rate shown is as of report date.
(j) Securities represent index linked notes. Value of the instruments is inversely derived from the price fluctuations in the underlying index.
(k)   Security was purchased with the cash proceeds from securities loans.
(l)   Represents the current yield as of report date.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net
                                                      Activity
      Affiliate                                        (000)             Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Money Market Series                         USD (21,256)        $207,056
      --------------------------------------------------------------------------

(n) All or a portion of security has been pledged as collateral in connection with open swap contracts.
(o) CSFB DJ Euro Stoxx Structured Option is issued in units. Each unit contains (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker "SX5E") at a strike price of 3,384.537 and (b) the equivalent of 2.37 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,562.67 and an upper call strike of 3,918.937. For each unit of the Structured Option, the Fund has sold or written 2.37 calls on the DJ Euro Stoxx Index at 3,918.937 and bought 2.37 calls on the DJ Euro Stoxx Index at 3,562.67. Because the Structured Option was constructed with an upper call strike limit of 110%, theoretically, the structure peaked at a 23.7% return in the event that the DJ Euro Stoxx Index rose above 3,918.937. At year-end, the DJ Euro Stoxx Index was at 2,591.76. At year-end, the value of this Structured Option was $(1,944,372) representing the price of the potential obligation of the Fund to the counterparty on the imbedded Put at expiration of $792.777 per unit. The option expires on July 13, 2009.
(p) JP Morgan DJ Euro Stoxx Structured Option is issued in units. Each unit contains (a) one written put unit on the DJ Euro Stoxx 50 Index (Ticker "SX5E") at a strike price of 3,365.46 and (b) 2.7 Call Spread units on the DJ Euro Stoxx with a lower call strike of 3,542.59 and an upper call strike of 3,826.00. For each unit of the Structured Option, the Fund has sold or written 2.7 calls on the DJ Euro Stoxx Index at 3,826.00 and bought 2.7 calls on the DJ Euro Stoxx Index at 3,542.59. Because the Structured Option was constructed with an upper call strike limit of 108%, theoretically, the structure peaked at a 29.1% return in the event that the DJ Euro Stoxx Index rose above 3,826.00. At year-end, the DJ Euro Stoxx Index was at 2,591.76. At year-end, the value of this Structured Option was $(2,248,496) representing the price of the potential obligation of the Fund to the counterparty on the imbedded Put at expiration of $773.70 per unit. The option expires on June 19, 2009.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classification for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.


20       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Schedule of Investments (concluded)

o Foreign currency exchange contracts as of October 31, 2008 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
          Currency                 Currency           Settlement   Appreciation
          Purchased                  Sold                Date     (Depreciation)
      --------------------------------------------------------------------------
      BRL      2,691,550     USD       1,143,394       11/10/08    $     93,393
      CHF     15,921,870     USD      13,641,666       11/10/08          87,980
      JPY  3,471,985,000     USD      35,716,336       11/10/08        (464,862)
      MYR     10,049,800     USD       2,816,727       11/10/08          12,148
      SEK     18,238,800     USD       2,325,073       11/10/08          24,147
      USD      2,358,518     AUD       3,566,648       11/10/08          (8,562)
      USD      9,300,120     CAD       7,353,036       11/10/08        (360,648)
      USD        354,436     EUR         276,729       11/10/08           1,944
      USD     24,501,562     GBP      15,215,526       11/10/08          35,860
      USD      2,810,792     HKD      21,790,664       11/10/08            (912)
      USD     13,864,491     INR     694,611,000       11/10/08        (132,156)
      USD      6,719,460     KRW   9,575,230,000       11/10/08        (718,027)
      USD      1,507,182     MXN      20,730,996       11/10/08         (98,372)
      USD      1,294,036     NOK       9,212,371       11/10/08         (72,537)
      USD      2,633,486     SGD       3,966,030       11/10/08         (41,404)
      USD      5,660,535     TWD     187,250,500       11/10/08         (27,268)
      USD        894,829     ZAR       9,977,340       11/10/08        (122,698)
      --------------------------------------------------------------------------
      Total                                                        $ (1,791,974)
                                                                   ============

o Financial futures contracts purchased as of October 31, 2008 were as follows:

      --------------------------------------------------------------------------------------------
                                                                                       Unrealized
                                                        Expiration         Face       Appreciation
      Contracts         Issue            Exchange          Date            Value     (Depreciation)
      --------------------------------------------------------------------------------------------
        150       DJ Euro Stoxx 50        Eurex        December 2008    $ 5,961,841   $ (1,006,387)
                                       Deutschland

        201         S&P 500 Index        Chicago       December 2008     53,878,074     (5,271,249)

          8           S&P EMINI          Chicago       December 2008        368,515         18,405

         10           DAX Index           Eurex        December 2008      1,914,699       (300,799)
                       25 Euro         Deutschland

        120          Topix Index          Tokyo        December 2008     14,562,383     (4,159,378)
      --------------------------------------------------------------------------------------------
      Total                                                                           $(10,719,408)
                                                                                      ============

o     Swaps outstanding as of October 31, 2008 were as follows:

      --------------------------------------------------------------------------
                                                           Notional
                                                            Amount   Unrealized
                                                            (000)   Appreciation
      --------------------------------------------------------------------------
      Bought credit default protection on
      DaimlerChrysler NA Holding Corp. and pay 0.53%

      Broker, JPMorgan Chase Bank N.A.
      Expires September 2011                               EUR  160      $16,540

      Bought credit default protection on Carnival Corp.
      and pay 0.25%

      Broker, JPMorgan Chase Bank N.A.
      Expires September 2011                               USD  310       15,999

      Bought credit default protection on Whirlpool Corp.
      and pay 0.48%

      Broker, JPMorgan Chase Bank N.A.
      Expires September 2011                               USD  103        6,087

      Bought credit default protection on McDonald's Corp.
      and pay 0.16%

      Broker, JPMorgan Chase Bank N.A.
      Expires September 2011                               USD  103          859

      Bought credit default protection on JC Penney Corp., Inc. and pay 0.53%

      Broker, JPMorgan Chase Bank N.A.
      Expires September 2011                               USD  103        7,955
      --------------------------------------------------------------------------
      Total                                                              $47,440
                                                                         =======

o     Currency Abbreviations:

      AUD     Australian Dollar
      BRL     Brazilian Real
      CAD     Canadian Dollar
      CHF     Swiss Franc
      CNY     Chinese Yuan
      EUR     Euro
      GBP     British Pound
      HKD     Hong Kong Dollar
      INR     Indian Rupee
      KRW     South Korean Won
      JPY     Japanese Yen
      MXN     Mexican New Peso
      MYR     Malaysian Ringgit
      NOK     Norwegian Krone
      SEK     Swedish Krona
      SGD     Singapore Dollar
      TWD     Taiwan Dollar
      USD     U.S. Dollar
      ZAR     South African Rand

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       21

Statement of Assets and Liabilities

October 31, 2008
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (cost -- $1,036,638,002) (including securities loaned of $1,985,325) ......    $   827,281,345
Investments at value -- affiliated (cost -- $2,170,000) ........................................................          2,170,000
Foreign currency at value (cost -- $12,887,938) ................................................................         12,823,425
Cash on deposit for short sales ................................................................................          5,608,417
Unrealized appreciation on swaps ...............................................................................             47,440
Unrealized appreciation on foreign currency exchange contracts .................................................            255,472
Investments sold receivable ....................................................................................          4,638,779
Dividends receivable ...........................................................................................          2,641,767
Capital shares sold receivable .................................................................................            712,564
Interest receivable ............................................................................................            573,407
Prepaid expenses ...............................................................................................             38,515
Securities lending income receivable -- affiliated .............................................................             14,995
Other assets ...................................................................................................             90,651
                                                                                                                    ---------------
Total assets ...................................................................................................        856,896,777
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned at value .......................................................................          2,170,000
Investments sold short at value (proceeds -- $8,491,948) .......................................................          5,466,973
Options written at value (premiums received -- $9,176,258) .....................................................          7,730,294
Unrealized depreciation on foreign currency exchange contracts .................................................          2,047,446
Investments purchased payable ..................................................................................          4,856,944
Capital shares redeemed payable ................................................................................          2,579,430
Investment advisory fees payable ...............................................................................            323,048
Distribution fees payable ......................................................................................            279,279
Other affiliates payable .......................................................................................            206,641
Margin variation payable .......................................................................................            193,184
Dividends on short sales payable ...............................................................................             19,176
Options purchased ..............................................................................................              4,662
Officer's and Trustees' fees payable ...........................................................................                564
Swaps payable ..................................................................................................                357
Other accrued expenses payable .................................................................................            345,401
Other liabilities ..............................................................................................            414,635
                                                                                                                    ---------------
Total liabilities ..............................................................................................         26,638,034
                                                                                                                    ---------------
Net Assets .....................................................................................................    $   830,258,743
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares, $0.10 par value, unlimited shares authorized .............................................    $     2,594,325
Investor A Shares, $0.10 par value, unlimited shares authorized ................................................          4,155,037
Investor B Shares, $0.10 par value, unlimited shares authorized ................................................            390,464
Investor C Shares, $0.10 par value, unlimited shares authorized ................................................          2,065,439
Class R Shares, $0.10 par value, unlimited shares authorized ...................................................             80,518
Paid-in capital in excess of par ...............................................................................      1,067,952,135
Undistributed net investment income ............................................................................          9,055,923
Accumulated net realized loss ..................................................................................        (38,659,238)
Net unrealized appreciation/depreciation .......................................................................       (217,375,860)
                                                                                                                    ---------------
Net Assets .....................................................................................................    $   830,258,743
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $233,081,175 and 25,943,252 shares of beneficial interest outstanding ..    $          8.98
                                                                                                                    ===============
Investor A -- Based on net assets of $372,188,007 and 41,550,365 shares of beneficial interest outstanding .....    $          8.96
                                                                                                                    ===============
Investor B -- Based on net assets of $34,681,740 and 3,904,638 shares of beneficial interest outstanding .......    $          8.88
                                                                                                                    ===============
Investor C -- Based on net assets of $183,124,922 and 20,654,391 shares of beneficial interest outstanding .....    $          8.87
                                                                                                                    ===============
Class R -- Based on net assets of $7,182,899 and 805,183 shares of beneficial interest outstanding .............    $          8.92
                                                                                                                    ===============

See Notes to Financial Statements.


22       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Statement of Operations

Year Ended October 31, 2008
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $1,344,892 foreign withholding tax) ............................................................    $  26,424,474
Interest .........................................................................................................        2,243,878
Securities lending income -- affiliated ..........................................................................          207,056
Income -- affiliated .............................................................................................            5,011
                                                                                                                      -------------
Total income .....................................................................................................       28,880,419
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ..............................................................................................       10,357,537
Service -- Investor A ............................................................................................        1,414,271
Service and distribution -- Investor B ...........................................................................          634,819
Service and distribution -- Investor C ...........................................................................        2,778,415
Service and distribution -- Class R ..............................................................................           53,132
Transfer agent -- Institutional ..................................................................................          306,413
Transfer agent -- Investor A .....................................................................................          549,547
Transfer agent -- Investor B .....................................................................................          116,832
Transfer agent -- Investor C .....................................................................................          296,382
Transfer agent -- Class R ........................................................................................           40,910
Custodian ........................................................................................................          839,712
Accounting services ..............................................................................................          419,414
Registration .....................................................................................................          151,537
Professional .....................................................................................................          111,134
Printing .........................................................................................................          114,269
Officer and Trustees .............................................................................................           53,379
Interest expense .................................................................................................            2,860
Miscellaneous ....................................................................................................           93,473
                                                                                                                      -------------
Total expenses excluding dividend expense ........................................................................       18,334,036
Dividend expense .................................................................................................        1,287,244
                                                                                                                      -------------
Total expenses ...................................................................................................       19,621,280
Less fees waived by advisor ......................................................................................         (395,957)
                                                                                                                      -------------
Total expenses after waiver ......................................................................................       19,225,323
                                                                                                                      -------------
Net investment income ............................................................................................        9,655,096
                                                                                                                      -------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments (including $1,914,393 foreign capital gain tax) ....................................................      (20,133,184)
  Futures and swaps ..............................................................................................      (29,473,811)
  Options written ................................................................................................        4,499,526
  Foreign currency ...............................................................................................        4,867,070
  Short sales ....................................................................................................        5,477,895
                                                                                                                      -------------
                                                                                                                        (34,762,504)
                                                                                                                      -------------
Net change in unrealized appreciation/depreciation on:
  Investments (including $222,999 deferred foreign capital gain credit) ..........................................     (518,921,113)
  Options written ................................................................................................       10,195,845
  Futures and swaps ..............................................................................................      (13,934,366)
  Foreign currency ...............................................................................................       (2,683,872)
  Short sales ....................................................................................................        3,084,267
                                                                                                                      -------------
                                                                                                                       (522,259,239)
                                                                                                                      -------------
Total realized and unrealized loss ...............................................................................     (557,021,743)
                                                                                                                      -------------
Net Decrease in Net Assets Resulting from Operations .............................................................    $(547,366,647)
                                                                                                                      =============

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       23

Statements of Changes in Net Assets

                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                 2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $     9,655,096     $     5,415,132
Net realized gain (loss) ...................................................................        (34,762,504)         64,422,814
Net change in unrealized appreciation/depreciation .........................................       (522,259,239)        164,308,239
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................       (547,366,647)        234,146,185
                                                                                                -----------------------------------
===================================================================================================================================
Dividends and Distributions to Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income:
  Institutional ............................................................................         (2,967,933)         (1,865,895)
  Investor A ...............................................................................         (3,704,220)           (866,790)
  Investor B ...............................................................................            (13,717)            (60,745)
  Investor C ...............................................................................           (365,926)           (512,648)
  Class R ..................................................................................            (48,175)                (36)
Net realized gain:
  Institutional ............................................................................        (15,025,378)         (4,651,154)
  Investor A ...............................................................................        (24,465,366)         (2,532,894)
  Investor B ...............................................................................         (3,171,004)           (734,273)
  Investor C ...............................................................................        (11,819,802)         (4,337,172)
  Class R ..................................................................................           (425,864)               (340)
                                                                                                -----------------------------------
Decrease in net assets resulting from dividends and distributions to shareholders ..........        (62,007,385)        (15,561,947)
                                                                                                -----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets derived from share transactions .................................          6,955,553         918,338,590
                                                                                                -----------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
Redemption fee .............................................................................             54,970               4,532
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................       (602,363,509)      1,136,927,360
Beginning of year ..........................................................................      1,432,622,252         295,694,892
                                                                                                -----------------------------------
End of year ................................................................................    $   830,258,743     $ 1,432,622,252
                                                                                                ===================================
End of year undistributed net investment income ............................................    $     9,055,923     $     3,269,014
                                                                                                ===================================

See Notes to Financial Statements.


24       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Financial Highlights

                                                                     Institutional                         Investor A
                                                         ------------------------------------  ------------------------------------

                                                               Year Ended         Period           Year Ended           Period
                                                               October 31,     Nov. 4, 2005 1      October 31,      Nov. 4, 2005 1
                                                         --------------------  to October 31,  -------------------   to October 31,
                                                            2008        2007        2006         2008       2007          2006
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................    $  15.11    $  12.03    $  10.00      $  15.08   $  12.00     $  10.00
                                                         ------------------------------------  ------------------------------------
Net investment income 2 .............................        0.15        0.13        0.12          0.11       0.10         0.10
Net realized and unrealized gain (loss) 3 ...........       (5.60)       3.59        1.93         (5.57)      3.59         1.92
                                                         ------------------------------------  ------------------------------------
Net increase (decrease) from investment operations ..       (5.45)       3.72        2.05         (5.46)      3.69         2.02
                                                         ------------------------------------  ------------------------------------
Dividends and distributions from:
    Net investment income ...........................       (0.11)      (0.19)      (0.02)        (0.09)     (0.16)       (0.02)
    Net realized gain ...............................       (0.57)      (0.45)         --         (0.57)     (0.45)          --
                                                         ------------------------------------  ------------------------------------
Total dividends and distributions ...................       (0.68)      (0.64)      (0.02)        (0.66)     (0.61)       (0.02)
                                                         ------------------------------------  ------------------------------------
Net asset value, end of period ......................    $   8.98    $  15.11    $  12.03      $   8.96   $  15.08     $  12.00
                                                         ====================================  ====================================
===================================================================================================================================
Total Investment Return 4
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ............................      (37.62)%     32.17%      20.51% 5,6   (37.74)%    31.84%       20.21% 5,6
                                                         ====================================  ====================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver, excluding reorganization
  expenses and excluding dividend expense ...........        0.99%       1.02%       1.26% 7       1.25%      1.27%        1.51% 7
                                                         ====================================  ====================================
Total expenses after waiver .........................        1.09%       1.04%       1.26% 7       1.35%      1.29%        1.51% 7
                                                         ====================================  ====================================
Total expenses ......................................        1.12%       1.04%       1.26% 7       1.38%      1.29%        1.51% 7
                                                         ====================================  ====================================
Net investment income ...............................        1.13%       1.09%       1.14% 7       0.88%      0.83%        0.93% 7
                                                         ====================================  ====================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .....................    $233,081    $383,601    $107,419      $372,188   $648,402     $ 66,714
                                                         ====================================  ====================================
Portfolio turnover ..................................          66%         35%         38%           66%        35%          38%
                                                         ====================================  ====================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fees, which are less than $0.01 per share.
4     Total investment return excludes the effects of sales charges.
5     Aggregate total investment return.
6 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%.
7     Annualized.

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       25

                                                                       Investor B                           Investor C
                                                         ------------------------------------  ------------------------------------

                                                               Year Ended         Period           Year Ended           Period
                                                               October 31,     Nov. 4, 2005 1      October 31,      Nov. 4, 2005 1
                                                         --------------------  to October 31,  -------------------   to October 31,
                                                            2008        2007        2006         2008       2007          2006
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................    $  14.98    $  11.91    $  10.00      $  14.97   $  11.92     $  10.00
                                                         ------------------------------------  ------------------------------------
Net investment income 2 .............................        0.01        0.02        0.01          0.02
Net realized and unrealized gain (loss) 3 ...........       (5.54)       3.55        1.91         (5.52)      3.55         1.92
                                                         ------------------------------------  ------------------------------------
Net increase (decrease) from investment operations ..       (5.53)       3.56        1.93         (5.51)      3.56         1.94
                                                         ------------------------------------  ------------------------------------
Dividends and distributions from:
    Net investment income ...........................       (0.00) 4    (0.04)      (0.02)        (0.02)     (0.06)       (0.02)
    Net realized gain ...............................       (0.57)      (0.45)         --         (0.57)     (0.45)          --
                                                         ------------------------------------  ------------------------------------
Total dividends and distributions ...................       (0.57)      (0.49)      (0.02)        (0.59)     (0.51)       (0.02)
                                                         ------------------------------------  ------------------------------------
Net asset value, end of period ......................    $   8.88    $  14.98    $  11.91      $   8.87   $  14.97     $  11.92
                                                         ====================================  ====================================
===================================================================================================================================
Total Investment Return 5
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ............................      (38.24)%     30.76%      19.31% 6,7   (38.20)%    30.76%       19.41% 6,7
                                                         ====================================  ====================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver, excluding reorganization
  expenses and excluding dividend expense ...........        2.05%       2.07%       2.27% 8       2.01%      2.05%        2.27% 8
                                                         ====================================  ====================================
Total expenses after waiver .........................        2.15%       2.09%       2.27% 8       2.11%      2.07%        2.27% 8
                                                         ====================================  ====================================
Total expenses ......................................        2.21%       2.11%       2.27% 8       2.14%      2.07%        2.27% 8
                                                         ====================================  ====================================
Net investment income ...............................        0.05%       0.09%       0.18% 8       0.12%      0.08%        0.16% 8
                                                         ====================================  ====================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) .....................    $ 34,682    $ 84,465    $ 18,395      $183,125   $305,241     $103,167
                                                         ====================================  ====================================
Portfolio turnover ..................................          66%         35%         38%           66%        35%          38%
                                                         ====================================  ====================================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fees, which are less than $0.01 per share.
4     Amount is less than $(0.01) per share.
5     Total investment return excludes the effects of sales charges.
6     Aggregate total investment return.
7 A portion of total investment return consisted of a payment by the previous investment advisor in order to resolve a regulatory issue relating to an investment, which increased the return by 0.03%
8     Annualized.

See Notes to Financial Statements.


26       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Financial Highlights (concluded)

                                                                                                                 Class R
                                                                                                       ---------------------------
                                                                                                                         Period
                                                                                                          Year           March 1,
                                                                                                         Ended          2007 1 to
                                                                                                       October 31,     October 31,
                                                                                                          2008             2007
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................................    $    15.04      $    12.41
                                                                                                       ---------------------------
Net investment income 2 ...........................................................................          0.08            0.04
Net realized and unrealized gain (loss) 3 .........................................................         (5.57)           2.82
                                                                                                       ---------------------------
Net increase (decrease) from investment operations ................................................         (5.49)           2.86
                                                                                                       ---------------------------
Dividends and distributions from:
  Net investment income ...........................................................................         (0.06)          (0.02)
  Net realized gain ...............................................................................         (0.57)          (0.21)
                                                                                                       ---------------------------
Total dividends and distributions .................................................................         (0.63)          (0.23)
                                                                                                       ---------------------------
Net asset value, end of period ....................................................................    $     8.92      $    15.04
                                                                                                       ===========================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..........................................................................        (37.95)%         23.36% 4
                                                                                                       ===========================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver, excluding reorganization expenses and excluding dividend expense .....          1.54%           1.54% 5
                                                                                                       ===========================
Total expenses after waiver .......................................................................          1.64%           1.55% 5
                                                                                                       ===========================
Total expenses ....................................................................................          1.92%           1.67% 5
                                                                                                       ===========================
Net investment income .............................................................................          0.60%           0.53% 5
                                                                                                       ===========================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) ...................................................................    $    7,183      $   10,914
                                                                                                       ===========================
Portfolio turnover ................................................................................            66%             35%
                                                                                                       ===========================

1     Commencement of operations.
2     Based on average shares outstanding.
3     Includes redemption fees, which are less than $0.01 per share.
4     Aggregate total investment return.
5     Annualized.

See Notes to Financial Statements.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       27

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Dynamic Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are generally sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board of Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Fund's pricing service or through brokers. Short-term securities are valued at amortized cost. The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for investment purposes or to manage its interest rate risk. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized


28       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008
      gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

o Foreign currency exchange contracts -- A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

o Options -- The Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

      When the Fund purchases (writes) an option, an amount equal to the premium paid received by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securities lending transaction.

      In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

      The Fund may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction.

      Structured Options -- The Fund invests in structured options with approved counterparties. These structured options are European-Style Options and consist of multiple over-the-counter options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Fund may also invest in structured options the return of which is inversely related to changes in an index ("Inverse Structured Options"). In general, the value on Inverse Structured Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise. Pursuant to the CSA, each day, a determination of collateral requirements is made. Upon the exercise of the structured option, the Fund may receive a payment from, or be required to pay, the counterparty depending on the value of the structured option.

o Swaps -- The Fund may enter into swaps for investment purposes or to manage its interest rate risk. The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       29
      recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

      Credit default swaps -- Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

      Interest rate swaps -- Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value then similar maturity debt obligations, which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Fund segregate assets in connection with certain investments (e.g., swaps, written options, forward foreign currency contracts, short sales, structured options or financial futures contracts), the Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, swaps, structured options and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


30       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Securities Lending: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended October 31, 2008, the Fund received only cash collateral for any securities loaned.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co. Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Advisor a monthly fee of 0.80%, on an annual basis, of the average daily value of the Fund's net assets. The Advisor has agreed to contractually waive and/or reimburse Fund fees or expenses until April 30, 2009 so that the net operating expense ratio of the Fund (excluding


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       31
acquired Fund fees and expenses), as a percentage of average daily net assets, will be no greater than 1.04% for Institutional Shares, 1.29% for Investor A Shares, 2.06% for Investor B Shares, 2.06% for Investor C Shares and 1.54% for Class R Shares, which is shown as fees waived by advisor on the Statement of Operations. The expense limit applies to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, the Fund's investments and other extraordinary expenses).

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Advisor, under which the Advisor pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended October 31, 2008, the Fund reimbursed the Advisor $23,705 for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Fund has entered into separate Distribution Agreements and Distribution Plans with BlackRock Investments, Inc. ("BII") which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee            Fee
--------------------------------------------------------------------------------
Investor A ..........................................    0.25%            --
Investor B ..........................................    0.25%          0.75%
Investor C ..........................................    0.25%          0.75%
Class R .............................................    0.25%          0.25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2008, the Distributor earned underwriting discounts and direct commissions and its affiliates earned dealer concessions on sales of the Fund's Investor A Shares, totaling $378,384, and the affiliates received contingent deferred sales charges of $81,182 and $54,446 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $38,896 relating to transactions subject to front-end sales charge waivers on Investor A Shares. These amounts include payments to Hilliard Lyons, which was considered an affiliate for a portion of the year.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended October 31, 2008, the Fund earned $5,011, which is shown as income from affiliates in the Statement of Operations.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended October 31, 2008, the Fund paid $1,077,916 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional .................................................     $ 3,167
Investor A ....................................................     $15,685
Investor B ....................................................     $ 2,076
Investor C ....................................................     $ 6,044
Class R .......................................................     $   149
--------------------------------------------------------------------------------


32       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

The Fund has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended October 31, 2008, BIM received $51,316 in securities lending agent fees.

In addition, MLPF&S received $82,272 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2008.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities and U.S. government securities, for the year ended October 31, 2008 were $842,110,533 and $1,002,777,496, respectively.

Purchases of U.S. government securities for the year ended October 31, 2008 was $17,902,289.

Transactions in call options written for the year ended October 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                      Premiums
                                                        Contracts     Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ............................         24,975     $ 9,021,994
Options written ................................         24,929       8,825,104
Options exercised ..............................         (4,909)     (2,962,459)
Options expired ................................        (19,030)     (4,988,204)
Options closed .................................         (4,140)     (1,435,446)
                                                        -----------------------
Outstanding call options written, end of year ..         21,825     $ 8,460,989
--------------------------------------------------------------------------------

Transactions in put options written for the year ended October 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                      Premiums
                                                        Contracts     Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ............................            689     $   832,470
Options written ................................          2,577       3,908,325
Options expired ................................           (723)       (664,218)
Options closed .................................         (2,066)     (3,361,308)
                                                        -----------------------
Outstanding put options written, end of year ...            477     $   715,269
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of 0.06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2008.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       33

5. Capital Shares Transactions:

Transactions in shares for each class were as follows:

                                                                            Year Ended                          Year Ended
                                                                         October 31, 2008                    October 31, 2007
                                                                  -----------------------------        ----------------------------
                                                                     Shares           Amount              Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................       13,096,429     $ 169,985,494         9,540,477     $ 127,989,856
Shares issued resulting from reorganization ................               --                --         9,154,204       119,139,221
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................        1,165,557        16,005,253           418,598         5,260,827
                                                                  -----------------------------        ----------------------------
Total issued ...............................................       14,261,986       185,990,747        19,113,279       252,389,904
Shares redeemed ............................................      (13,709,000)     (159,757,153)       (2,649,701)      (35,239,772)
                                                                  -----------------------------        ----------------------------
Net increase ...............................................          552,986     $  26,233,594        16,463,578     $ 217,150,132
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................        4,939,017     $  63,886,041         4,100,590     $  55,209,904
Shares issued resulting from reorganization ................               --                --        37,429,400       486,769,349
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................        2,440,964        33,335,670           244,828         3,065,430
                                                                  -----------------------------        ----------------------------
Total issued ...............................................        7,379,981        97,221,711        41,774,818       545,044,683
Shares redeemed ............................................       (8,838,680)     (106,478,393)       (4,323,689)      (57,886,622)
                                                                  -----------------------------        ----------------------------
Net increase (decrease) ....................................       (1,458,699)    $  (9,256,682)       37,451,129     $ 487,158,061
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................          499,520     $   6,644,261           644,109     $   8,490,220
Shares issued resulting from reorganization ................               --                --         5,067,946        65,770,280
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................          243,037         3,269,951            56,178           704,942
                                                                  -----------------------------        ----------------------------
Total issued ...............................................          742,557         9,914,212         5,768,233        74,965,442
Shares redeemed ............................................       (2,475,480)      (30,973,042)       (1,674,725)      (22,574,076)
                                                                  -----------------------------        ----------------------------
Net increase (decrease) ....................................       (1,732,923)    $ (21,058,830)        4,093,508     $  52,391,366
                                                                  =============================        ============================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................        4,266,751     $  54,843,695         4,606,181     $  60,421,791
Shares issued resulting from reorganization ................               --                --         8,648,551       112,097,330
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................          987,712        13,169,662           355,065         4,454,121
                                                                  -----------------------------        ----------------------------
Total issued ...............................................        5,254,463        68,013,357        13,609,797       176,973,242
Shares redeemed ............................................       (4,994,399)      (58,277,272)       (1,873,578)      (24,865,217)
                                                                  -----------------------------        ----------------------------
Net increase ...............................................          260,064     $   9,736,085        11,736,219     $ 152,108,025
                                                                  =============================        ============================

                                                                                                         Period February 27, 2007+
                                                                                                            to October 31, 2007
                                                                                                       ----------------------------
                                                                                                          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class R
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................           59,606     $     414,927           193,911     $   2,689,134
Shares issued resulting from reorganization ................               --                --           632,574         8,216,249
Shares issued to shareholders in reinvestment of dividends
  and distributions ........................................          407,552         5,664,773                69               376
                                                                  -----------------------------        ----------------------------
Total issued ...............................................          467,158         6,079,700           826,554        10,905,759
Shares redeemed ............................................         (387,860)       (4,778,314)         (100,669)       (1,374,753)
                                                                  -----------------------------        ----------------------------
Net increase ...............................................           79,298     $   1,301,386           725,885     $   9,531,006
                                                                  =============================        ============================

+       Commencement of operations.


34       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Notes to Financial Statements (concluded)

There is a 2% redemption fee on shares redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

6. Acquisition of BlackRock Global Value Fund, Inc.:

On April 30, 2007, the Fund acquired substantially all of the net assets and assumed substantially all of the liabilities of BlackRock Global Value Fund, Inc. ("Global Value") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 50,914,832 shares of common stock of Global Value for 60,932,675 shares of beneficial interest of the Fund. Global Value's net assets on that date of $791,992,429, including $2,841,292 of accumulated distributions in excess of net investment income, $933,034 of accumulated distributions in excess of net realized gains and $114,821,172 of net unrealized appreciation, were combined with those of the Fund. The Fund's aggregate net assets immediately after the acquisition amounted to $1,181,336,081.

7. Commitments:

At October 31, 2008, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $1,849,000 and $437,000, respectively.

8. Income Tax Information:

Reclassifications -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of October 31, 2008 attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, accounting for swap agreements, the tax characterization of income recognized from grantor trusts, the reclassification of distributions, non-deductible expenses and classification of settlement proceeds were reclassified to the following accounts:

--------------------------------------------------------------------------------
Decrease paid-in capital .......................................    $    (4,217)
Increase undistributed net investment income ...................    $ 3,231,784
Decrease accumulated net realized gain (loss) ..................    $(3,227,567)
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                      10/31/2008      10/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $33,825,832    $13,402,121
  Net long-term capital gains ....................     28,181,553      2,159,826
                                                      --------------------------
Total taxable distributions. .....................    $62,007,385    $15,561,947
                                                      ==========================

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary net income ...........................    $   6,872,953
Undistributed long-term net capital gains ...................               --
                                                                 -------------
Total undistributed net earnings ............................        6,872,953
Capital loss carryforward ...................................      (27,238,357)
Net unrealized losses .......................................     (226,613,771)*
                                                                 -------------
Total accumulated net losses ................................    $(246,979,175)
                                                                 =============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swap agreements, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the timing of income recognition on partnership interests and grantor trusts.

As of October 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated year of expiration:

--------------------------------------------------------------------------------
Expires October 31,
--------------------------------------------------------------------------------
2016 ........................................................        $27,238,357
--------------------------------------------------------------------------------

9. Subsequent Events:

The Fund paid an ordinary income dividend in the amount of $0.132884 per Institutional Share, $0.101014 per Investor A Share, $0.012021 per Investor C Share and $0.064876 per Class R share on December 16, 2008 to shareholders of record on December 12, 2008.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Global Dynamic Equity
Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock Global Dynamic Equity Fund (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dynamic Equity Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 29, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by BlackRock Global Dynamic Equity Fund during the fiscal year ended October 31, 2008:

================================================================================
Record Date                                                    December 13, 2007
Payable Date                                                   December 17, 2007
================================================================================
Qualified Dividend Income for Individuals 1                         34.12%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends
Received Deduction for Corporations 1                                9.61%
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
Non-U.S. Residents 2                                                79.01%
--------------------------------------------------------------------------------
1 The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
2 Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund paid a long-term capital gain distribution of $0.292465 to shareholders of record on December 13, 2007.


36       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of BlackRock Global Dynamic Equity Fund (the "Fund") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Fund's investment advisor. The Board also considered the approval of the subadvisory agreements (collectively, the "Subadvisory Agreement") between the Advisor and BlackRock Investment Management, LLC, and the Advisor and BlackRock Asset Management U.K. Limited (collectively, the "Subadvisor"). The Advisor and the Subadvisor are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 - 6, 2008, the Fund's Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Asset Management U.K. Limited for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 - 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       37

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.


38       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Fund ranked in the first quartile on a net basis against its Lipper peer universe for each of the one-year and since-inception periods ended December 31, 2007, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Trustees, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of the Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to partici- pate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third-party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       39

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Asset Management U.K. Limited for a one-year term ending June 30, 2009. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees' conclusions may be based in part on their consideration of these arrangements in prior years.


40       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Officers and Trustees

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Trustee 2        During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Trustees 1
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Chairman of      Since 2007       Formerly Director, Vice Chairman     37 Funds       ACE Limited
40 East 52nd Street     the Board,                        and Chief Financial Officer of      104 Portfolios  (insurance company);
New York, NY 10022      Trustee and                       USX Corporation (energy and                         Eastman
1944                    Member of                         steel business) from 1991 to                        Chemical Company
                        the Audit                         2001.                                               (chemical); RTI
                        Committee                                                                             International Metals,
                                                                                                              Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Vice Chairman    Since 2007       Managing Director, FGW               37 Funds       Watson
40 East 52nd Street     of the Board,                     Associates (consulting and          104 Portfolios  Pharmaceutical Inc.
New York, NY 10022      Chairman of                       investment company) since
1941                    the Audit                         1997; Director, Michael J. Fox
                        Committee                         Foundation for Parkinson's
                        and Trustee                       Research since 2000; Formerly
                                                          Director of BTG International
                                                          Plc (a global technology
                                                          commercialization company) from
                                                          2001 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha       Trustee          Since 2007       Director, The China Business         37 Funds       None
40 East 52nd Street                                       Group, Inc. (consulting firm)       104 Portfolios
New York, NY 10022                                        since 1996 and formerly
1944                                                      Executive Vice President thereof
                                                          from 1996 to 2003; Chairman of
                                                          the Board, Berkshire Holding
                                                          Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Trustee          Since 2007       Formerly Trustee and Member of       37 Funds       None
40 East 52nd Street                                       the Governance Committee, State     104 Portfolios
New York, NY 10022                                        Street Research Mutual Funds
1946                                                      from 1997 to 2005; Formerly
                                                          Board Member of Governance,
                                                          Audit and Finance Committee,
                                                          Avaya Inc. (computer equipment)
                                                          from 2003 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton        Trustee          Since 2007       Managing General Partner, The        37 Funds       Knology, Inc.
40 East 52nd Street                                       Burton Partnership, LP (an          104 Portfolios  (telecommunica-
New York, NY 10022                                        investment partnership) since                       tions); Capital
1944                                                      1979; Managing General Partner,                     Southwest
                                                          The South Atlantic Venture Funds                    (financial)
                                                          since 1983; Member of the
                                                          Investment Advisory Council of
                                                          the Florida State Board of
                                                          Administration from 2001 to
                                                          2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable               Trustee          Since 2007       Partner and Head of                  37 Funds       UPS Corporation
Stuart E. Eizenstat                                       International Practice,             104 Portfolios  (delivery service)
40 East 52nd Street                                       Covington and Burling (law firm)
New York, NY 10022                                        since 2001; International
1943                                                      Advisory Board Member, The Coca-
                                                          Cola Company since 2002;
                                                          Advisory Board Member, BT
                                                          Americas (telecommunications)
                                                          since 2004; Member of the Board
                                                          of Directors, Chicago Climate
                                                          Exchange (environmental) since
                                                          2006; Member of the
                                                          International Advisory Board,
                                                          GML (energy) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot        Trustee          Since 2007       Professor, Harvard University        37 Funds       None
40 East 52nd Street                                       since 1992.                         104 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien         Trustee          Since 2007       Trustee, Woods Hole                  37 Funds       Cabot Corporation
40 East 52nd Street                                       Oceanographic Institute since       104 Portfolios  (chemicals);
New York, NY 10022                                        2003; Formerly Director,                            LKQ Corporation
1943                                                      Allmerica Financial Corporation                     (auto parts
                                                          from 1995 to 2003; Formerly                         manufacturing);
                                                          Director, ABIOMED from 1989 to                      TJX Companies, Inc.
                                                          2006; Formerly Director,                            (retailer)
                                                          Ameresco, Inc. (energy solutions
                                                          company) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       41

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Trustee 2        During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Trustees 1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo     Trustee          Since 2007       Shareholder, Modrall, Sperling,      37 Funds       None
40 East 52nd Street                                       Roehl, Harris & Sisk, P.A. (law     104 Portfolios
New York, NY 10022                                        firm) since 1993; Chairman of
1942                                                      the Board, Cooper's Inc.
                                                          (retail) since 2000; Director of
                                                          ECMC Group (service provider to
                                                          students, schools and lenders)
                                                          since 2001; President Elect, The
                                                          American Law Institute
                                                          (non-profit), 2007; Formerly
                                                          President, American Bar
                                                          Association from 1995 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid         Trustee          Since 2005       Self-employed consultant since       37 Funds       None
40 East 52nd Street                                       2001; Director and Secretary,       104 Portfolios
New York, NY 10022                                        SCB, Inc. (holding company)
1945                                                      since 1998; Director and
                                                          Secretary, SCB Partners, Inc.
                                                          (holding company) since 2000;
                                                          Formerly Director, Covenant
                                                          House (non-profit) from 2001 to
                                                          2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh          Trustee          Since 2007       Director, National Museum of         37 Funds       None
40 East 52nd Street                                       Wildlife Art since 2007;            104 Portfolios
New York, NY 10022                                        Director, Ruckleshaus Institute
1941                                                      and Haub School of Natural
                                                          Resources at the University of
                                                          Wyoming since 2006; Director,
                                                          The American Museum of Fly
                                                          Fishing since 1997; Formerly
                                                          Consultant with Putnam
                                                          Investments from 1993 to 2003;
                                                          Formerly Director, The National
                                                          Audubon Society from 1998 to
                                                          2005.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West         Trustee and      Since 2005       Dean Emeritus, New York              37 Funds       Bowne & Co., Inc.
40 East 52nd Street     Member of                         University's Leonard N. Stern       104 Portfolios  (financial printers);
New York, NY 10022      the Audit                         School of Business                                  Vornado Realty
1938                    Committee                         Administration since 1995.                          Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's Inc.
                                                                                                              (real estate
                                                                                                              company)
                        ------------------------------------------------------------------------------------------------------------
                        1     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Fund's board in 2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995;
                              Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A.
                              Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and
                              Richard R. West since 1978.


42       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Trustee          During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Interested Trustees 1
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Trustee          Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink        Trustee          Since 2007       Chairman and Chief Executive         37 Funds       None
40 East 52nd Street                                       Officer of BlackRock, Inc. since    104 Portfolios
New York, NY 10022                                        its formation in 1998 and of
1952                                                      BlackRock, Inc.'s predecessor
                                                          entities since 1988 and Chairman
                                                          of the Executive and Management
                                                          Committees; Formerly Managing
                                                          Director, The First Boston
                                                          Corporation, Member of its
                                                          Management Committee, Co-Head of
                                                          its Taxable Fixed Income
                                                          Division and Head of its
                                                          Mortgage and Real Estate
                                                          Products Group; Chairman of the
                                                          Board of several of BlackRock's
                                                          alternative investment vehicles;
                                                          Director of several of
                                                          BlackRock's offshore funds;
                                                          Member of the Board of Trustees
                                                          of New York University, Chair of
                                                          the Financial Affairs Committee
                                                          and a member of the Executive
                                                          Committee, the Ad Hoc Committee
                                                          on Board Governance, and the
                                                          Committee on Trustees;
                                                          Co-Chairman of the NYU Hospitals
                                                          Center Board of Trustees,
                                                          Chairman of the
                                                          Development/Trustee Stewardship
                                                          Committee and Chairman of the
                                                          Finance Committee; Trustee, The
                                                          Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Trustee          Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007 and Treasurer
                                                          of certain closed-end funds in
                                                          the BlackRock fund complex from
                                                          1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        1     Messrs. Davis and Fink are both "interested persons," as defined in the Investment Company Act of
                              1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an
                              "interested person" of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       43

Officers and Trustees (concluded)

                        Position(s)
Name, Address           Held with        Length of
and Year of Birth       Fund             Time Served      Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                          President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1     Officers of the Fund serve at the pleasure of the Board of Trustees.
                        ------------------------------------------------------------------------------------------------------------
                              Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                              Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019


44       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       45

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the fund votes proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


46       BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio+
BlackRock Income Builder Portfolio+
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


     BLACKROCK GLOBAL DYNAMIC EQUITY FUND              OCTOBER 31, 2008       47

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

BlackRock Global Dynamic Equity Fund
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                      #GDE-10/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Robert M. Hernandez
            Fred G. Weiss
            Richard R. West

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Global
Dynamic Equity Fund   $29,300      $31,600           $0           $0            $12,623       $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock Global Dynamic
            Equity Fund                           $301,172           $291,642
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Dynamic Equity Fund


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Global Dynamic Equity Fund

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Global Dynamic Equity Fund

Date: December 19, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Global Dynamic Equity Fund

Date: December 19, 2008